JAMES ALPHA FUNDS TRUST D/B/A EASTERLY FUNDS TRUST

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 31, 2024,
as amended and restated on September 26, 2025

FUND	Class A	Class C	Investor Class	Class I	Class R6
Easterly Global Real Estate Fund	JAREX	JACRX	N/A	JARIX	JARSX
Easterly Hedged Equity Fund	JDAEX	JDCEX	N/A	JDIEX	JDSEX
Easterly ROCMuni High Income Municipal Bond Fund	RMJAX	N/A	RMHVX	RMHIX	N/A
Easterly ROCMuni Short Term Municipal Bond Fund	N/A	N/A	RMSVX	RMSIX	N/A

(each a “Fund” and collectively the “Funds”)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated December 31, 2024, and as may be further amended or supplemented from time to time. The Easterly Global Real Estate Fund’s and Easterly Hedged Equity Fund’s financial statements are incorporated into this SAI by reference to the Funds’ most recent Form N-CSR for the fiscal year ended August 31, 2024. The Easterly ROCMuni High Income Municipal Bond Fund and Easterly ROCMuni Short Term Municipal Bond Fund are newly organized and have been created, respectively, for the purposes of acquiring the assets and liabilities of corresponding predecessor funds (as defined below). Each predecessor fund’s financial statements are incorporated into this SAI by reference to such predecessor fund’s most recent Form N-CSR for the fiscal year ended August 31, 2024. A free copy of the Prospectus, the Fund’s financial statements and Form N-CSR for the Funds can be obtained by writing the Transfer Agent at c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, NE 68154 or by calling (833) 999-2636. You may also obtain a copy of the Prospectus or the financial statements and Form N-CSR by visiting funds.easterlyam.com.

TABLE OF CONTENTS

TRUST HISTORY	1
INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS	1
INVESTMENT RESTRICTIONS	38
FUNDAMENTAL INVESTMENT RESTRICTIONS	39
PORTFOLIO HOLDINGS DISCLOSURE	41
PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE FUNDS	42
TRUSTEES AND OFFICERS	45
MANAGEMENT AND OTHER SERVICES	50
DETERMINATION OF NET ASSET VALUE	63
CERTAIN TAX CONSIDERATIONS	64
ADDITIONAL INFORMATION	77
FINANCIAL STATEMENTS	79
APPENDIX A — RATINGS	A 1
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	B 1

TRUST HISTORY

James Alpha Funds Trust d/b/a Easterly Funds Trust (the “Trust”) is an open-end management investment company, commonly known as a “mutual fund,” registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was established under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated September 21, 2020, which was subsequently amended and restated on January 8, 2021 (the “Agreement and Declaration of Trust”). The Trust’s Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value (the “Shares”).

Easterly Investment Partners LLC (“Easterly” or the “Adviser”) is the investment adviser of each of the Funds. The Easterly Hedged Equity Fund is sub-advised by EAB Investment Group, LLC (“EAB” or the “Sub-Adviser”).

On March 19, 2021, Easterly Global Real Estate Fund and Easterly Hedged Equity Fund assumed the assets and liabilities of its predecessor fund and on October 4, 2024, Easterly ROCMuni High Income Municipal Bond Fund and Easterly ROCMuni Short Term Municipal Bond Fund assumed the assets and liabilities of its predecessor fund (each a “Predecessor Fund” and, collectively, the “Predecessor Funds”) as shown below:

Fund	Predecessor Fund
Easterly Global Real Estate Fund	James Alpha Global Real Estate Investments Portfolio
Easterly Hedged Equity Fund	James Alpha Managed Risk Domestic Equity Portfolio
Easterly ROCMuni High Income Municipal Bond Fund	Principal Street High Income Municipal Fund
Easterly ROCMuni Short Term Municipal Bond Fund	Principal Street Short Term Municipal Fund

All historical financial information and other information contained in this SAI relating to Easterly Global Real Estate Fund and Easterly Hedged Equity Fund (or any classes thereof) for periods ending on or prior to March 19, 2021 is that of its Predecessor Fund (or the corresponding classes thereof).

All historical financial information and other information contained in this SAI relating to Easterly ROCMuni High Income Municipal Bond Fund and Easterly ROCMuni Short Term Municipal Bond Fund (or any classes thereof) for periods ending on or prior to October 4, 2024 is that of its Predecessor Fund (or the corresponding classes thereof).

Prior to August 23, 2021, Easterly Global Real Estate Fund was known as James Alpha Global Real Estate Fund and Easterly Hedged Equity Fund was known as James Alpha Managed Risk Domestic Equity Fund.

INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS

The Easterly ROCMuni High Income Municipal Bond Fund (the “High Income Fund”), Easterly Global Real Estate Fund, and Easterly Hedged Equity Fund are diversified funds within the meaning of the 1940 Act. The Easterly ROCMuni Short Term Municipal Bond Fund (the “Short Term Fund”) is a “non-diversified” fund within the meaning of the 1940 Act, which means the Fund can invest a greater percentage of its assets in a small number of issuers or any one issuer than a diversified fund can.

The investment objective and principal investment strategies of each Fund are described in the Prospectus. A further description of each Fund’s investments and investment methods appears below. A Fund might not invest in all of these types of securities or use all of these techniques at any one time. The Adviser and/or the Sub-Adviser may invest in other types of securities and may use other investment techniques in managing the Funds as well as securities and techniques not described.

Generally, each Fund’s compliance with its investment policy and limitation will be determined immediately after and as a result of a Fund’s acquisition of such security or other asset. Accordingly, except with respect to borrowing, and limitations on illiquid investments, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with a Fund’s investment policies and limitations.

Incidental to their other investment activities, including in connection with a bankruptcy, restructuring, workout, or other extraordinary events concerning a particular investment a Fund owns, a Fund with a principal investment strategy of primarily investing in fixed income securities may receive equity securities (including convertible securities, warrants and rights, common stock), real estate or other investments that the Fund normally would not, or could not, buy. If this happens, the Fund may, although it is not required to, sell such investments as soon as practicable while seeking to maximize the return to shareholders. For the Easterly ROCMuni Funds, such investments generally may include securities that pay taxable interest.

Equity Securities. An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.

Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

The risks of investing in companies in general include business failure and reliance on erroneous reports. To the extent a Fund is invested in the equity securities of small- or medium-size companies, it will be exposed to the risks of smaller sized companies. Small- and medium-size companies, directly or indirectly, often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines or services, markets or financial resources, or are dependent on a small management group. In addition, because these securities are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s holdings.

CONVERTIBLE SECURITIES. The Funds may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Funds at varying price levels above their investment values and/or their conversion values in keeping with the Funds’ objectives.

CONTINGENT CONVERTIBLE SECURITIES. Certain Funds may invest in contingent convertible securities. Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited, to:

●	Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

●	Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

●	Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

WARRANTS. To the extent consistent with their investment objectives and strategies, the Funds may invest in warrants. A warrant gives the holder a right, but not the obligation, to purchase from an issuer (a call warrant) or sell to an issuer (a put warrant) at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Asset-Backed Securities. To the extent consistent with their investment objectives and strategies, the Funds may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Collateralized loan obligations (“CLOs”) are a type of asset-backed security. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.

PROJECT NOTES. Certain Funds may invest in project notes. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the U.S. through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

YANKEE BONDS. To the extent consistent with their investment objectives and strategies, the Funds may invest in Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. A Fund may also invest in Yankee Certificates of Deposit (“Yankee CDs”). Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect and create increased risk relative to payment of principal or interest.

OTHER INVESTMENT COMPANIES. The Funds may invest up to 100% of their net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”) or as otherwise to the extent permitted by the 1940 Act. A Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. The return on a Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies, unless waived. A Fund’s investment in an investment company may require the payment of a premium above the net asset value (“NAV”) of the investment company’s shares, and the market price of the investment company’s assets. A Fund will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

A Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act or with certain terms and conditions of applicable exemptive orders issued by the U.S. Securities and Exchange Commission (“SEC”). Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. SEC Rule 12d1-3 under the 1940 Act provides, however, that a Fund may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1/2 % provided the sales load and any service fee charged does not exceed limits set forth in applicable Financial Industry Regulatory Authority, Inc. (“FINRA”) rules.

If a Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by a Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies. Other rules under the 1940 Act and SEC exemptive orders on which the Funds may rely further relax the limits of Section 12(d)(1) of the 1940 Act. Rule 12d1-4 under the 1940 Act allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12 without obtaining an exemptive order from the SEC, subject to certain limitations and conditions. Rule 12d1-4 under the 1940 Act also is designed to limit the use of complex fund structures.

Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent the Fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds. In addition to Rule 12d1-4, the 1940 Act and related rules provide certain other exemptions from these restrictions.

The SEC adopted changes to the rules that govern SEC registered money market funds in July 2023 that will affect the manner in which money market funds operate. These changes may affect the investment strategies, performance, yield, operating expenses and continued viability of money market funds in which a Fund may invest.

Exchange-Traded Funds. An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security. Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the

ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF.

In addition, the market value of the ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF’s operating expenses and transaction costs.

Certain Funds may also invest in inverse ETFs, including double inverse (or ultra-short) ETFs. Inverse ETFs seek to negatively correlate to the performance of the particular index that they track by using various forms of derivative transactions, including by short-selling the underlying index. Ultra-short ETFs seek to multiply the negative return of the tracked index (e.g., twice the inverse return). As a result, an investment in an inverse ETF will decrease in value when the value of the underlying index rises.

By investing in ultra-short ETFs and gaining magnified short exposure to a particular index, the Fund can commit less assets to the investment in the securities represented on the index than would otherwise be required. ETFs that seek to multiply the negative return on the tracked index are subject to a special form of correlation risk which is the risk that for periods greater than one day, the use of leverage tends to cause the performance of the ETF to be either greater than or less than the index performance times the stated multiple in the ETFs investment objective.

The Funds may invest in commodity-based ETF shares which are not registered as an investment company under the 1940 Act. The main purpose of investing in ETFs of non-registered investment companies is to reduce risk and incur significant returns over the fiscal year.

ETFs typically incur fees that are separate from those fees incurred directly by a Fund. Therefore, as a shareholder in an ETF (as with other investment companies), a Fund would bear its ratable share of that entity’s expenses. At the same time, a Fund would continue to pay its own investment management fees and other expenses. As a result, a Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. The Fund may also realize capital gains when ETF shares are sold, and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs.

Although mutual funds are similar to ETFs, they are generally sold and redeemed only once per day at market close. ETFs may seek to track a particular index or be actively managed. The ETFs in which a Fund invests may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which a Fund invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted if (i) the listing exchange deems such action appropriate, (ii) the shares are de-listed from the exchange, or (iii) upon the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) that halt stock trading generally.

EXCHANGE-TRADED NOTES. To the extent consistent with their investment objectives and strategies, the Funds may invest in exchange-traded notes. Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.

The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset.

When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A decision to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

ADJUSTABLE RATE SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may invest in adjustable rate securities (i.e., variable rate and floating rate instruments), which are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 397 days or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features, which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 397 days or less, or (2) at specified intervals, not exceeding 397 days, and upon 30 days’ notice.

A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, if final maturity exceeds 397 days or the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand if final maturity is within 397 days. Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate instruments is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

The Easterly ROCMuni Funds also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

U.S. GOVERNMENT SECURITIES. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of, or guaranteed by the United States Treasury. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality’s right to borrow money from the U.S. Treasury under certain circumstances. Moreover, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded; increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt. Notably, in August 2023, Fitch Ratings downgraded the United States’ long-term foreign credit issuer default rating to AA+ from AAA, citing expected fiscal deterioration over the next three years.

Obligations of some agencies, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so.

ZERO-COUPON SECURITIES. Certain Funds may invest in zero-coupon securities which make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause a Fund to recognize income and make distributions to shareholders, such as a Fund, before it receives any cash payments on its investment.

CHANGING INTEREST RATES. A Fund may face a heightened level of interest rate risk due to certain changes in general economic conditions, inflation and monetary policy, such as certain types of interest rate changes by the Federal Reserve. The value of a Fund’s investments generally will fall when interest rates rise. Changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility and potential illiquidity. In a low or negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a negatively yielding debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. In the past, certain European countries and Japan have pursued negative interest rate policies and there is a possibility that negative interest rate policies may be pursued in the United States at some point in the future.

In a low or negative interest rate environment, some investors may seek to reallocate assets to other income-producing assets, such as investment-grade and higher-yield debt instruments, or equity investments that pay a dividend, absent other market risks that may make such alternative investments unattractive. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield over time, thus reducing the value of such alternative investments. In addition, a move to higher yielding investments may cause investors, including a Fund (to the extent permitted by its investment objective and strategies), to seek fixed-income investments with longer maturities and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit a Fund’s ability to locate fixed-income instruments containing the desired risk/return profile.

In recent years, the U.S. government began implementing increases to the federal funds interest rate. As interest rates rise, there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, a Fund may be subject to significant losses.

BELOW INVESTMENT GRADE DEBT SECURITIES. The Funds may invest in debt securities that are rated below “investment grade” by S&P Global Ratings (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) or, if unrated, are deemed by the Adviser or Sub-Adviser to be of comparable quality. Securities rated less than Baa by Moody’s or BBB by S&P are classified as below investment grade securities and are commonly referred to as “junk bonds” or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, and C is regarded by S&P and Moody’s, respectively, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. For Moody’s, Ba indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative.

Debt rated C by Moody’s or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P’s, Moody’s, and Fitch’s descriptions of their ratings scales are contained in Appendix A to this SAI.

Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Adviser or Sub-Advisers continuously monitor the issuers of high yield bonds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of a Fund’s investment objective may be more dependent on the Adviser’s or Sub-Adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds. A Fund may retain a security whose rating has been changed.

The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations.

The issuer’s ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Lower quality debt securities frequently have call or buy-back features, which would permit an issuer to call or repurchase the security from a Fund. In addition, a Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and each Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund’s holdings. A Fund may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Funds may invest include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions and (iii) the likely adverse impact of a major economic recession. A Fund may also incur additional expenses to the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, also are of considerable significance.

There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Adviser or Sub-Advisers attempt to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Fund and consider their ability to assume the investment risks involved before making an investment. Certain Funds may also invest in unrated debt securities.

Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. Easterly or a Sub-Adviser will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

CORPORATE DEBT SECURITIES. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed, variable, or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry credit risk, interest rate risk and prepayment risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior or secured) debt securities have a higher priority than lower ranking (subordinated or unsecured) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior or secured securities may receive amounts otherwise payable to the holders of more junior or unsecured securities.

Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Prepayment risk occurs when issuers may prepay fixed rate debt securities when interest rates fall, forcing a Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists, therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Bank Loans. Bank loans, also referred to as leveraged loans, generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, a Fund becomes a member of a syndicate of lenders. Certain bank loans are illiquid, meaning a Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to a Fund’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to the Fund, a reduction in the value of the loan, and a potential decrease in a Fund’s NAV. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments. However, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically lower in the bank loan market. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.

Certain Funds may invest in second-lien loans, which are subordinated to claims of senior secured creditors. Because second-lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are typically lower rated and subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second-lien loans generally have greater price volatility than senior loans and may be less liquid.

INFLATION-INDEXED BONDS. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Department of the Treasury (the “Treasury”) and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the consumer price index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate.

Other inflation related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

CERTIFICATES OF DEPOSIT AND BANKERS’ ACCEPTANCES. The Funds may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

MORTGAGE-BACKED SECURITIES (“MBS”). MBS generally represents interests in pools of mortgages on residential or commercial property. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs. MBS come in a variety of forms. Many have extremely complicated terms. MBS tend to pay higher yields to compensate for prepayment risk.

Collateralized Mortgage Obligations. Certain Funds may invest in collateralized mortgage obligations (“CMOs”), which are MBS that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders.

CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular CMO may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third-party guarantees is insufficient to make payments, the Fund could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities.

As a result, it may be difficult or impossible to sell the securities at an advantageous time or price. Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. Government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. government has not guaranteed them.

New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS. CMOs may include real estate investment conduits (“REMICs”). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invests in certain mortgages principally secured by interests in real property.

Residential Mortgage-Backed Securities. Residential mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on residential real property. Residential mortgages may be issued and guaranteed by the U.S. Government or its agencies, some of which do not have an explicit U.S. Government guarantee, or by private issuers. Residential mortgages issued or guaranteed by private issuers typically have more credit risk than those issued or guaranteed by the U.S. Government or its agencies. Generally, homeowners have the option to prepay their mortgages at any time without penalty.

Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of the mortgages underlying residential mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of residential mortgage-backed securities with lower yields. As a result, increases in prepayments of residential mortgage-backed securities purchased at a premium, or decreases in prepayments of residential mortgage-backed securities purchased at a discount, may reduce their yield and price. This relationship between interest rates and mortgage prepayments makes the price of residential mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. In addition to prepayment and extension risk, commercial mortgage-backed securities also reflect the risks of investing in the real estate securing the underlying mortgage loans including, the effects of local and other economic conditions on real estate markets, the ability of the property owner to make loan payments, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. Recently, commercial real estate foreclosures have notably increased which presents risks related to payment and decreased demand. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

COMMERCIAL PAPER. The Funds may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

INFORMATION ON TIME DEPOSITS AND VARIABLE RATE NOTES. The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits, which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% limit on illiquid investments for each Fund.

The Funds may purchase commercial paper obligations that are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. A Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, a Fund’s Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

CASH AND CASH EQUIVALENTS. The Funds may hold cash or invest in cash equivalents. Cash equivalents include money market funds, commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies, or bank/corporation sponsored conduits (asset-backed commercial paper)); short-term bank obligations (for example, certificates of deposit, bankers’

acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)); or bank notes; savings association and saving bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); securities of the U.S. government, its agencies, or instrumentalities that mature, or may be redeemed, in one year or less, and; corporate bonds and notes that mature, or that may be redeemed, in one year or less.

ILLIQUID OR RESTRICTED SECURITIES. The Funds may invest in illiquid or restricted securities in accordance with applicable investment restrictions described under “Investment Restrictions.” Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities with respect to a Fund will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity. Such steps may include refraining from purchasing illiquid securities or selling or exchanging a portion of the illiquid securities for more liquid securities. An illiquid investment is any investment that a Fund reasonably expects cannot be sold in seven calendar days or less without significantly changing the market value of the investment. The liquidity of a security will be determined based on relevant market, trading and investment specific considerations as set out in the Trust’s liquidity risk management program (the “Liquidity Program”) as required by Rule 22e-4 under the 1940 Act (the “Liquidity Rule”).

UNREGISTERED SECURITIES. Notwithstanding the above, the Funds each may purchase securities, which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. Each Adviser or Sub-Adviser, under the supervision of the Board of Trustees of the Trust, acting under guidelines approved and monitored by the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund’s restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser or Sub-Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security.

In addition, the Adviser or Sub-Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, a Fund’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to seek to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

INSURED BANK OBLIGATIONS. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”). A Fund may, within the limits set forth in its Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured.

Insured bank obligations may have limited marketability. Unless the Funds’ liquidity risk program administrator determines that a readily available market exists for such obligations, a Fund will treat such obligations as subject to the 15% limit for illiquid investments set forth in the section “Illiquid or Restricted Securities” above unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Borrowing. The Funds may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Fund’s NAV and on the Fund’s investments. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

A Fund may also borrow funds to meet redemptions or for emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires each Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. Borrowing by a Fund creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on NAV of any increase or decrease in the market value of a Fund.

LENDING PORTFOLIO SECURITIES. To generate income for the purpose of helping to meet its operating expenses, the Easterly Global Real Estate Fund and Easterly Hedged Equity Fund may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 33⅓% of a Fund’s assets taken at value. A Fund’s loans of securities will be collateralized by cash, letters of credit or U.S. government securities.

The cash or instruments collateralizing a Fund’s loans of securities will be maintained at all times in a segregated account with the Fund’s custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, a Fund is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially. The Trust’s custodian bank (the “Custodian”) arranges for each Fund’s securities loans and manages collateral received in connection with these loans. The Funds bear the entire risk of loss with respect to reinvested collateral.

A portion of the profits generated from lending portfolio securities is paid to the Fund’s collateral reinvestment agent. Any costs of lending are not included in the Funds’ fee tables contained in the Prospectus. A Fund is obligated to recall loaned securities so that they may exercise voting rights on loaned securities according to the Fund’s proxy voting policies if the Fund has knowledge that a vote concerning a material event regarding the securities will occur.

Securities Lending Activities. Pursuant to an agreement between the Easterly Global Real Estate Fund and Easterly Hedged Equity Fund and Brown Brothers Harriman & Co. (“BBH”) such Funds may lend their securities through BBH as securities lending agent to certain qualified borrowers. As securities lending agent of such Funds, BBH administers the Funds’ securities lending program. These services include arranging the loans of securities with approved borrowers and their return to a Fund upon loan termination, negotiating the terms of such loans, selecting the securities to be loaned and replacing such securities in the event of default.

BBH also marks to market daily the value of loaned securities and collateral and may require additional collateral as necessary from borrowers. BBH may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Agreement. BBH maintains records of loans made and the value of such loans and makes available such records that the Funds deem necessary to monitor the securities lending program.

For the fiscal year ended August 31, 2024, the Funds did not earn income or incur costs and expenses as a result of securities lending activities.

WHEN-ISSUED SECURITIES. The Funds may take advantage of offerings of eligible portfolio securities on a “when-issued” basis, i.e., delivery of and payment for such securities take place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. Government securities takes place within ten days. A Fund only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If a Fund chooses to dispose of the right to acquire a when-issued security (prior to its acquisition), it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the net assets of a Fund would be so committed. This type of transaction may give rise to a form of leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leveraging may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund’s securities.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Government National Mortgage Association (“Ginnie Mae”) are described as “modified pass-through securities.”

These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment. The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and is backed by pools of mortgage loans.

These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers. Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the United States) include Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Association (“Freddie Mac”). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac each may borrow from the Treasury to meet its obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac. In September 2008, the Treasury announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Funds do not purchase interests in pools created by such non-governmental issuers.

EXPOSURE TO FOREIGN MARKETS. Certain Funds may invest to gain exposure to foreign markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. A Fund’s interest and dividends from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund’s net investment income.

Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because certain Funds may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute “derivatives” transactions.

Certain Funds may invest in issuers domiciled in “emerging markets,” those countries determined by the Adviser or Sub-Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets.

In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction. Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. In recent years, the occurrence of events in emerging market countries, such as the aftermath of the war in Iraq, instability in Venezuela, Afghanistan, Pakistan, Egypt, Libya, Syria, North Korea, Russia, Ukraine and the Middle East among other countries and regions, terrorist attacks, natural disasters, social and political discord or debt crises and downgrades, among others, have resulted in market volatility and may have long term effects on the investments affected by these events. There is no assurance that the Adviser or Sub-Adviser will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing or emerging countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets and may have a higher degree of corruption and fraud. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in OTC markets located outside the United States.

Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Fund’s assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays.

In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. Emerging market securities markets may be subject to unexpected closures. It may also be difficult to enforce legal rights in foreign countries or to obtain information necessary to enforce such rights and shareholders may be unable to or face substantial difficulty in bringing such claims. Foreign issuers are generally not bound by uniform regulatory, disclosure, accounting, auditing, recordkeeping, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers, which may limit the ability to conduct due diligence on emerging market issuers.

Emerging market countries may impose material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities which can hinder the PCAOB’s ability to engage in independent oversight and inspection of accounting firms located in or operating in certain emerging market countries. There is no guarantee that the quality of financial reporting or the audits conducted by audit firms of issuers in certain emerging market countries meet PCAOB standards.

Russia’s large-scale invasion of Ukraine on February 24, 2022 has led to various countries, including the U.S., imposing economic sanctions on certain Russian individuals and Russian corporate and banking entities. A number of jurisdictions have also instituted broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. In response, the government of Russia has imposed capital controls to restrict movements of capital entering and exiting the country. As a result, the value and liquidity of Russian securities and the Russian currency have experienced significant declines. The extent and duration of military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial and prolonged.

Russia’s military incursion and resulting sanctions could have a severe adverse effect on the region’s economies and more globally, including significant negative impacts on the financial markets for certain securities and commodities, such as oil and natural gas, and thus could affect the value of a Fund’s investments. Eastern European markets are particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro, a significant influx of refugees, and recessions among European countries may have a significant adverse effect on the economies of other European countries including those of Eastern Europe.

There is significant uncertainty regarding how recent wars between Russia and Ukraine in Europe and Hamas and Israel in the Middle East will evolve. The resulting market disruptions and volatility are impossible to predict, but could be significant and have an adverse effect on certain Fund investments as well as Fund performance and liquidity.

A Fund’s investments in emerging markets may also include investments in U.S.- or Hong Kong-listed issuers that have entered into contractual relationships with a China-based business and/or individuals/entities affiliated with the China-based business through a structure known as a variable interest entity (“VIE”). Instead of directly owning the equity interests in the Chinese company, the listed company has contractual arrangements with the Chinese company, which are expected to provide the listed company with exposure to the China-based company. These arrangements are often used because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China.

By entering into contracts with the listed company that sells shares to U.S. investors, the China-based companies and/or related individuals or entities indirectly raise capital from U.S. investors without distributing ownership of the China-based companies to U.S. investors. Although VIEs are a longstanding industry practice, Chinese officials have never formally recognized VIE structures under Chines law and regulations regarding the structure are evolving.

Recently, the government of China provided new guidance to and placed restrictions on China-based companies raising capital offshore, including through VIE structures. It is uncertain whether any new laws, rules, or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders.

All or most of the value of an investment in these companies using a VIE structure depends on the enforceability of the contracts between the listed company and the China-based VIE. Risks associated with such investments include the risk that the Chinese government could determine at any time and without notice that the underlying contractual arrangements on which control of the VIE is based violate Chinese law, which may result in a significant loss in the value of an investment in a listed company that uses a VIE structure; that a breach of the contractual agreements between the listed company and the China-based VIE (or its officers, directors, or Chinese equity owners) will likely be subject to Chinese law and jurisdiction, which raises questions about whether and how the listed company or its investors could seek recourse in the event of an adverse ruling as to its contractual rights; and that investments in the listed company may be affected by conflicts of interest and duties between the legal owners of the China-based VIE and the stockholders of the listed company, which may adversely impact the value of investments of the listed company.

The contractual arrangements permit the listed issuer to include the financial results of the China-based VIE as a consolidated subsidiary. The listed company often is organized in a jurisdiction other than the United States or China (e.g., the Cayman Islands), which likely will not have the same disclosure, reporting, and governance requirements as the United States. As with other Chinese companies with securities listed on US exchanges, US-listed VIEs and ADRs may be delisted if they do not meet US accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of the Fund to transact in such securities and may increase the cost of the Fund if required to seek other markets in which to transact in such securities.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Certain Funds may also invest in ADRs, GDRs, EDRs, foreign securities traded on a national securities market and may purchase and sell foreign currency on a spot basis and enter into forward currency contracts. Generally, ADRs and GDRs in registered form are U.S. dollar denominated securities designed for use in the U.S. securities markets which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets.

Issuers of the stock of ADRs not sponsored by such underlying issuers are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. To the extent a Fund invests in securities in bearer form, such as EDRs, it may be more difficult to recover securities in the event such securities are lost or stolen.

PARTICIPATION NOTES (“P-Notes”). Certain Funds may invest in P-notes. P-Notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security.

P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, subjecting a Fund to counterparty risk. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, a Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the Fund would lose its investment.

The risk that a Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities.

Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund. The ability of a Fund to value its securities becomes more difficult and the judgment in the application of fair value procedures may play a greater role in the valuation of the Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

Consistent with the Fund’s investment objective and strategies, the Easterly Global Real Estate Fund may also invest in ADRs, GDRs, EDRs, foreign securities traded on a national securities market and may purchase and sell foreign currency on a spot basis and enter into forward currency contracts. Generally, ADRs and GDRs in registered form are U.S. dollar denominated securities designed for use in the U.S. securities markets which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. Issuers of the stock of ADRs not sponsored by such underlying issuers are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. To the extent the Funds invest in securities in bearer form, such as EDRs it may be more difficult to recover securities in the event such securities are lost or stolen.

STRUCTURED NOTES. The Easterly Hedged Equity Fund may invest in structured notes and indexed securities. Structured notes are derivative debt instruments, the interest rate or principal of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Indexed securities may include structured notes and other securities wherein the interest rate or principal are determined by a reference instrument. Most structured notes and indexed securities are fixed income securities that have maturities of three years or less. The interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate.

The reference instrument need not be related to the terms of the indexed security. Structured notes and indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument or to one or more options on the underlying reference instrument. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument.

Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. In addition to the credit risk of the structured note or indexed security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments.

Further, in the case of certain structured notes or indexed securities in which the interest rate, or exchange rate in the case of currency, is linked to a referenced instrument, the rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero resulting in a loss to the Funds.

EVENT-LINKED BONDS. The Easterly Hedged Equity Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined “trigger” event, such as market-wide or country-specific event. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific amount and time period specified therein, the Funds may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the Funds to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event.

Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the Funds’ investments in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market for these instruments will develop or that if a liquid market is developed, that it will remain liquid under all circumstances.

Real Estate Investment Trusts. To the extent consistent with their investment objectives and strategies, the Funds may invest in the securities of real estate investment trusts (“REITs”) or have exposure to REITs. REITs offer investors greater liquidity and diversification than direct ownership of properties. A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those that invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. Unlike corporations, REITs do not pay income taxes if they meet certain requirements under the Code. Real estate related equity securities also include those insured by real estate developers, companies with substantial real estate holdings (for investment or as part of their operations), as well as companies whose products and services are directly related to the real estate industry, such as building supply manufacturers, mortgage lenders or mortgage servicing companies. Like any investment in real estate though, a REIT’s performance depends on several factors, such as its ability to find tenants, renew leases and finance property purchases and renovations. Other risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified.

These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Recently, commercial real estate foreclosures have notably increased due to various factors, including higher interest rates and the marked prevalence of remote work arrangements in the wake of the COVID-19 pandemic, which has resulted in a waning demand for commercial office space. These developments may also adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments affecting the real estate industry could adversely affect the real estate companies in which a Fund invests. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of a Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company.

MARKET RISK AND Recent Market Events. U.S. and international markets have been experiencing dramatic volatility. As a result, the securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, and increased likelihood of default and valuation difficulties. Accordingly, the risks of investing in the following securities in which certain Funds may invest have increased. Common stock held by a Fund may fall in value due to general market and economic conditions, including changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class, and changes in general market, economic, political, and regulatory conditions. The market, as a whole, can decline for many reasons, including adverse political, social or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. Also, certain unanticipated events, such as natural disasters, infectious disease epidemics, terrorist attacks, war, country instability and other geopolitical events, can have a dramatic adverse effect on stock markets. These developments and changes can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

ADDITIONAL RISKS. Securities in which the Funds may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors and shareholders, such as the federal bankruptcy laws and federal, state and local laws which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both or imposing other constraints upon enforcement of such obligations.

RATINGS OF CORPORATE AND MUNICIPAL DEBT OBLIGATIONS. Moody’s, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations, including issues of corporate and municipal securities. A description of the range of ratings assigned to corporate and municipal securities by Moody’s, S&P and Fitch is included in Appendix A to this SAI. Certain Funds may use these ratings in determining whether to purchase, sell or hold a security. These ratings represent Moody’s, S&P’s and Fitch’s opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and ratings may have different market prices.

Subsequent to its purchase by a Fund an issue of securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser or Sub-Adviser will consider such an event in determining whether a Fund should continue to hold the obligation. If a security is given different ratings by different nationally recognized statistical rating organizations, the Funds’ Adviser or Sub-Adviser consider the security’s rating to be the highest rating of the ratings. Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax (and also, when available, from the federal alternative minimum tax) are rendered by bond counsel to the issuing authorities at the time of issuance. Neither the Funds, nor their Adviser or Sub-Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors such as the federal bankruptcy laws and federal, state and local laws which may be enacted to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There also is the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal and interest on their municipal securities may be materially adversely affected.

RESETS. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which certain Funds may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

CAPS AND FLOORS. The underlying mortgages, which collateralize the ARMs in which certain Funds invest, will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which certain Funds invest may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which certain Funds invest to be shorter than the maturities stated in the underlying mortgages.

MUNICIPAL SECURITIES. Municipal securities are fixed income securities issued by states, counties, cities and other political subdivisions and authorities. Municipal securities may include tax anticipation notes, bond anticipation notes, revenue anticipation notes, and municipal bonds. Municipal bonds include debt obligations of a state, a territory, or a possession of the United States, or any political subdivision thereof (e.g., countries, cities, towns, villages, districts, authorities) or the District of Columbia issued to obtain funds for various purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to public or private institutions for the construction of facilities such as education, hospital and housing facilities.

In addition, certain types of private activity bonds may be issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal bonds if the interest paid thereon is at the time of issuance, in the opinion of the issuer’s bond counsel, exempt from federal income tax. The current federal tax laws, however, substantially limit the amount of such obligations that can be issued in each state.

The two principal classifications of municipal bonds are “general obligation” and limited obligation or “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the collateral security of municipal bonds, both within and between the two principal classifications described above.

Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, tax anticipation notes are issued in anticipation of future seasonal tax revenues, such as from income, sales, use and business taxes and are payable from these future revenues. Revenue anticipation notes are issued in expectation of receipt of non-tax revenue, such as that available under Federal revenue-sharing programs. Bond anticipation notes are securities issued by municipalities to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the bond anticipation notes.

For liquidity purposes, pending investment in municipal bonds, or on a temporary or defensive basis due to market conditions, the Easterly Hedged Equity Fund may invest in tax-exempt short-term debt obligations (maturing in one year or less). These obligations, known as “municipal notes,” include tax, revenue and bond anticipation notes, construction loan notes and tax-exempt commercial paper, which are issued to obtain funds for various public purposes; the interest from these Notes is also exempt from federal income taxes. The Easterly Hedged Equity Fund will limit its investments in municipal notes to those which are rated, at the time of purchase, within the two highest grades assigned by Moody’s or the two highest grades assigned by S&P or Fitch, or if unrated, which are of comparable quality in the opinion of the Sub-Adviser or the Adviser.

REPURCHASE AGREEMENTS. The Funds may invest without limit in repurchase agreements. A repurchase agreement is effectively a loan whereby an instrument under which the investor (such as a Fund) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. A Fund will enter into repurchase agreements only where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund’s investment guidelines would allow it to purchase directly; (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement; and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund’s custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the NAV of the Fund would be invested in such agreements or other investments, which are illiquid.

The Fund will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with the disposition of the collateral if the seller were to default. A Fund will enter into repurchase agreements only with sellers deemed to be creditworthy by the Fund’s Adviser or Sub-Adviser pursuant to guidelines established by the Board of Trustees of the Trust and only when the economic benefit to the Fund is believed to justify the attendant risks. The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that an investor (such as a Fund) will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by a Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund that it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose and up to 5% of the fund’s total assets from banks and other lenders for temporary purposes.

DOLLAR ROLLS. The dollar roll market is similar to a repurchase agreement (“repo”) where two parties simultaneously agree to exchange a security for cash in the near term and to reverse the exchange at a later date. A dollar roll is a combination of one To Be Announced (“TBA”) trade with a simultaneous and offsetting TBA trade with a different settlement date. Dollar rolls are used as a funding and hedging mechanism in Agency MBS market that allows investors and market makers great flexibility in adjusting their positions for either economic or operational reasons.

An investor who has bought a TBA but does not want to deal with operational issues of receiving delivering of “cheapest-to-deliver” MBS, could sell an offsetting TBA for that settlement date and simultaneously buy another TBA for a forward settlement date (1 to 6 month forward) and not deal with operational issues while maintaining the same economic exposure. Dollar rolls could also be used as short-term financing at a favorable rate by selling a TBA for one date and buying another TBA for a later date.

SHORT SALES. Certain Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. If a Fund engages in short sales for hedging purposes, the successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. To the extent a Fund sells securities short, it will provide collateral to the broker-dealer. Each Fund does not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral exceeds 10% of the value of the Fund’s net assets. This percentage may be varied by action of the Board of Trustees. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

LARGE SHAREHOLDER REDEMPTIONS. Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by large account holders of their shares in a Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities at a time when the Adviser or Sub-Adviser would otherwise not choose to sell, which may negatively impact the Fund’s performance, as well as increase the Fund’s trading costs and its taxable distributions to shareholders.

SPECIAL RISKS RELATED TO CYBER SECURITY. The Funds and their service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber attacks against or security breakdowns of the Funds or their service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Funds to process transactions; inability to calculate the Funds’ NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Funds may incur additional costs for cyber security risk management and remediation purposes.

In addition, cyber security risks may also impact issuers of securities in which the Funds invest, which may cause the Funds’ investment in such issuers to lose value. There can be no assurance that the Funds or their service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

TEMPORARY DEFENSIVE POSITIONS. Each Fund may invest up to 100% of its assets in investments that may be inconsistent with the Fund’s principal investment strategies, including cash equivalents, for temporary defensive purposes in anticipation of or in response to adverse market, economic, political or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions. As a result, a Fund may not achieve its investment objective.

PORTFOLIO TURNOVER. Information regarding the portfolio turnover rate for each Fund is available in the Financial Highlights section of the Funds’ prospectus. The increase in the portfolio turnover for the Easterly Global Real Estate Fund from 12% in fiscal year 2023 to 141% in fiscal year 2024 is due to outflows.

INVESTMENTS, TECHNIQUES, AND RISKS APPLICABLE TO EASTERLY GLOBAL REAL ESTATE FUND AND EASTERLY HEDGED EQUITY FUND

FOREIGN CURRENCY TRANSACTIONS. When a Fund agrees to purchase or sell a security in a foreign market it will generally be obligated to pay or will be entitled to receive a specified amount of foreign currency. The Fund will then generally convert dollars to that currency (in the case of a purchase) or that currency to dollars (in the case of a sale). The Funds will conduct their foreign currency exchange transactions either on a spot basis (i.e., cash) at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency contracts (“forward contracts”) to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Fund may enter into forward contracts in order to lock in the U.S. dollar amount it must pay or expects to receive for a security it has agreed to buy or sell. A Fund may also enter into forward currency contracts with respect to the Fund’s positions when it believes that a particular currency may change unfavorably compared to the U.S. dollar.

If, rather than cash, portfolio securities are used to secure such a forward contract, on the settlement of the forward contract for delivery by the Fund of a foreign currency, the Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same settlement date, the same amount of foreign currency (referred to as a “closing transaction”). Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract.

The Funds may effect currency hedging transactions in foreign currency futures contacts, exchange-listed and OTC call and put options on foreign currency futures contracts and on foreign currencies. The use of forward futures or options contracts will not eliminate fluctuations in the underlying prices of the securities which the Funds own or intend to purchase or sell. They simply establish a rate of exchange for a future point in time.

Additionally, while these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, their use tends to limit any potential gain which might result from the increase in value of such currency. In addition, such transactions involve costs and may result in losses.

The successful use of these transactions will usually depend on the Adviser’s and Sub-Adviser’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. Moreover, there may be an imperfect correlation between a Fund’s holdings of securities denominated in a particular currency and the currencies bought or sold in the forward contracts entered into by the Fund. This imperfect correlation may cause the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss. In addition, investors should bear in mind that a Fund is not obligated to actively engage in hedging or other currency transactions. For example, a Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

Although each Fund values its assets in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. The Funds will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. The transactions described in this section may also give risk to certain federal income tax consequences described below under the heading “Certain Tax Considerations.”

HEDGING. The Funds may use certain instruments to hedge the Funds’ positions (“Hedging Instruments”). To engage in short hedging, a Fund may, for example, (i) sell financial futures, (ii) purchase puts on such futures or on individual securities held by it (“Fund securities”) or securities indexes, or (iii) write calls on Fund securities or on financial futures or securities indexes. To engage in long hedging, a Fund would, for example, (i) purchase financial futures, (ii) purchase calls, or (iii) write puts on such futures or on Fund securities or securities indexes. Additional information about the Hedging Instruments that a Fund may use is provided below.

FINANCIAL FUTURES. Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. U.S. futures contracts are designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. No price is paid or received upon the purchase of a financial futures contract. Upon entering into a futures contract, a Fund will be required to deposit an initial margin payment equal to a specified percentage of the contract value. Initial margin payments will be deposited with the FCM. As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the FCM on a daily basis.

Prior to expiration of the future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash may be required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. Although certain financial futures by their terms call for the actual delivery or acquisition of the specified debt security, in most cases the obligation is fulfilled by closing the position or entering into an offsetting position.

A Fund may elect to close out some or all of its futures positions at any time prior to their expiration. The Fund might do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close out its positions by taking opposite positions, which would operate to terminate its position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain. Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded.

Although each Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract.

However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, negatively correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the Fund’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Common types of futures contracts include:

Commodity Futures: A commodity futures contract is an exchange-traded contract to buy or sell a particular commodity at a specified price at some time in the future. Commodity futures contracts are highly volatile; therefore, the prices of Fund shares may be subject to greater volatility to the extent it invests in commodity futures.

Currency Futures: A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specified price at a future date (commonly three months or more). Currency futures contracts may be highly volatile and thus result in substantial gains or losses to a Fund.

Index Futures: A stock index futures contract is an exchange-traded contract that provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the date specified in the contract and the price agreed upon in the futures contract. No physical delivery of stocks comprising the index is made.

Interest Rate Futures: An interest-rate futures contract is an exchange-traded contact in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures and Eurodollar futures contracts. The specified security for U.S. Treasury futures is a U.S. Treasury security. A Eurodollar futures contract is a U.S. dollar-denominated futures contract or option thereon which is linked to the Secured Overnight Financing Rate (“SOFR”) or other reference rate, although foreign currency-denominated instruments are available from time to time.

Security Futures: A security futures contract is an exchange-traded contract to purchase or sell, in the future, a specified quantity of a security (other than a Treasury security, or a narrow-based securities index) at a certain price.

PUTS AND CALLS. When a Fund writes an American call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than nine months), or, if a European call, upon the option expiration date, at a fixed exercise price (which may differ from the market price of the underlying securities) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any possible profit from an increase in market price over the exercise price. A Fund may, in the case of listed options, purchase calls in “closing purchase transactions” to terminate a call obligation. A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may be realized if the call lapses unexercised, because the Fund retains the underlying security and the premium received. With respect to certain listed options, sixty percent of any such profits are considered long-term gains and forty percent are considered short-term gains for federal tax purposes. If, due to a lack of a market, a Fund could not effect a closing purchase transaction, it would have to hold the callable securities until the call lapsed or was exercised. A Fund’s Custodian, or a securities depository acting for the Custodian, will act as the Fund’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”) in connection with listed calls, as to the securities on which the Fund has written calls, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund’s entering into a closing purchase transaction.

When a Fund purchases an American call option (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period (or on a certain date for European call options) at a fixed exercise price. A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the call price plus the transaction costs and the premium paid for the call and the call is exercised or sold. If a call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

With over-the-counter (“OTC”) options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and a third-party counterparty. If a counterparty fails to make delivery on the securities underlying an option it has written, in accordance with the terms of that option as written a Fund could lose the premium paid for the option as well as any anticipated benefit of the transaction. In the event that any

OTC option transaction is not subject to a forward price at which the Fund has the absolute right to repurchase the OTC option which it has sold, the value of the OTC option purchased and of the Fund assets used to “cover” the OTC option will be considered “illiquid securities” and will be subject to the Fund’s limit on illiquid securities.

The “formula” on which the forward price will be based may vary among contracts with different primary dealers, but it will be based on a multiple of the premium received by the Fund for writing the option plus the amount, if any, of the option’s intrinsic value, i.e., current market value of the underlying securities minus the option’s exercise price.

An American put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period (or on a certain date for European call options). The investment characteristics of writing a put covered by earmarked liquid assets equal to the exercise price of the put are similar to those of writing a covered call. The premium paid on a put written by a Fund represents a profit, as long as the price of the underlying investment remains above the exercise price.

However, a Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as writer) realizes a gain in the amount of the premium. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss upon disposition, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

When writing put options, to secure its obligation to pay for the underlying security, a Fund will (1) direct the Custodian to earmark cash or liquid assets with a value equal to at least the exercise price of the option (less any margin or deposit), (2) own an offsetting (“covered”) position in securities or other option, or (3) some combination of earmarking liquid assets and owning an offsetting position. To the extent the Fund secures its obligation by earmarking liquid assets, the Fund forgoes the opportunity of trading the earmarked assets or writing calls against those assets. As long as the Fund’s obligation as a put writer of an American put continues, the Fund may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to purchase the underlying security at the exercise price. A Fund has no control over when it may be required to purchase the underlying security for an American put option, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon the earlier of the expiration of the put, or the consummation by the Fund of a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put to it. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

When a Fund purchases a put, it pays a premium and has the right to sell the underlying investment at a fixed exercise price to a seller of a corresponding put on the same investment during the put period if it is an American put option (or on a certain date if it is a European put option). Buying a put on securities or futures held by it permits a Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. In the event of a decline in the market, the Fund could exercise, or sell the put option at a profit that would offset some or all of its loss on the Fund securities.

If the market price of the underlying investment is above the exercise price and as a result, the put is not exercised, the put will become worthless at its expiration date and the purchasing Fund will lose the premium paid and the right to sell the underlying securities; the put may, however, be sold prior to expiration (whether or not at a profit). Purchasing a put on futures or securities not held by it permits a Fund to protect its Fund securities against a decline in the market to the extent that the prices of the future or securities underlying the put move in a similar pattern to the prices of the securities in the Fund.

An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Fund’s option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by a Fund may cause the Fund to sell from its Fund securities to cover the call, thus increasing its turnover rate. The exercise of puts on securities or futures will increase portfolio turnover. Although such exercise is within the Fund’s control, holding a put might cause a Fund to sell the underlying investment for reasons which would not exist in the absence of the put. A Fund will pay a brokerage commission every time it purchases or sells a put or a call or purchases or sells a related investment in connection with the exercise of a put or a call.

The Staff of the SEC has taken the position that purchased dealer options (OTC) and the assets used to secure written dealer options are illiquid securities. A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, a Fund will treat OTC options as subject to the Fund’s limitation on illiquid securities.

If the Staff of the SEC or the SEC changes this position on the liquidity of dealer options, a Fund would change its treatment of such instrument accordingly.

REGULATORY ASPECTS OF HEDGING INSTRUMENTS. Transactions in options by a Fund are subject to limitations established (and changed from time to time) by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or on different exchanges, or are held in one or more accounts, or through one or more different exchanges, or through one or more brokers. Thus, the number of options which a Fund may write or hold may be affected by options written or held by other investment companies and discretionary accounts of the Fund’s Adviser or sub-adviser, including other investment companies having the same or an affiliated investment adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions, which could have an adverse effect on a Fund.

COMMODITY EXCHANGE ACT EXCLUSION AND REGULATION. Easterly, with respect to Easterly Global Real Estate Fund and Easterly Hedged Equity Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the CEA, as amended, and the rules of the CFTC promulgated thereunder, with respect to the applicable Funds operations.

The terms of the CPO exclusion require each of these Funds, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forwards, as further described in this SAI. Because Easterly and each of these Funds intend to comply with the terms of the CPO exclusion, these Funds may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. These Funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved Easterly’s reliance on these exclusions, or the applicable Funds, their respective investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which Easterly relies requires each of these Funds to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the applicable Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the applicable Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the applicable Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the applicable Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions).

In addition to meeting one of these trading limitations, these Funds may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, Easterly would be subject to registration and regulation as a CPO with respect to that Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on Easterly’s compliance with comparable SEC requirements. As a result of CFTC regulation with respect to the Fund, however, the Fund may incur additional compliance and other expenses.

POSSIBLE RISK FACTORS IN HEDGING. In addition to the risks with respect to futures and options discussed in the Prospectus and above, there is a risk in selling futures that the prices of futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a Fund’s securities. The ordinary spreads between prices in the cash and future markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.

To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When a Fund uses Hedging Instruments, to establish a position in the market as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures or on a particular security, it is possible that the market may decline. If the Fund then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the securities purchased. Transactions in Hedging Instruments may also result in certain federal income tax consequences described below under the heading “Certain Tax Considerations.”

Swap Agreements. Certain Funds may enter into swap agreements for purposes of attempting to gain exposure to equity or debt securities, interest rates, currencies, commodities or other assets, reference rates or indices without actually purchasing those underlying assets, rates or indices, or to hedge a position. Generally, swap agreements are contracts between a Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments.

When a Fund enters into a cleared swap, the Fund must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, then the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, then the excess margin is returned to the Fund. If the Fund has a gain, then the full margin amount and the amount of the gain are paid to the Fund.

With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with a Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term. The counterparty may be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party.

Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

If a swap is entered into on a net basis and if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The mandated clearing of standardized swaps is intended, in part, to reduce the risk of counterparty defaults. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian.

Because OTC swap agreements are two-party contracts and because they may have terms of greater than seven days, OTC swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund will not enter into any OTC swap agreement unless the Sub-Adviser and/or Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under an OTC swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Cleared swaps will be entered into through a futures broker, and the Fund will similarly not enter into a swap clearing relationship unless the Sub-Adviser and/or Adviser believes the futures broker is creditworthy. A Fund may enter into a swap agreement in circumstances where the Sub-Adviser and/or Adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counterparty to any OTC swap agreement entered into by a Fund will typically be a bank, investment banking firm or broker/dealer.

The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended (the “Dodd-Frank Act”), and related regulatory developments require the clearing and exchange-trading of certain OTC derivative instruments, including certain types of interest rate swaps and credit default index swaps. Mandatory exchange-trading and clearing has taken place on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. Easterly will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds’ ability to enter into swap contracts.

Commonly used swap agreements include:

Credit Default Swaps (“CDS”): Typically, an OTC agreement between two parties where the first party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults, generally a failure to pay or bankruptcy of the issuer on a referenced debt obligation. CDS transactions are often individually negotiated and structured. A Fund may enter into a CDS to, for example, create long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities. As noted above, certain CDSs are now subject to mandatory clearing under the Dodd-Frank Act and applicable CFTC regulation.

A Fund may buy a CDS (buy credit protection). In this type of transaction, the Fund makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for a counterparty (the seller) taking on the risk of default of a referenced debt obligation (the Reference Obligation). If a credit event occurs with respect to the Reference Obligation, the Fund would cease making premium payments and, if it is a physically-settled CDS, it would deliver defaulted bonds to the seller.

In return, the seller would generally pay the par value of the Reference Obligation to the Fund. Alternatively, the two counterparties may agree to cash settlement in which the seller delivers to the Fund (buyer) the difference between the market value and the par value of the Reference Obligation. If no event of default occurs, the Fund pays the fixed premium to the seller for the life of the contract, and no other exchange occurs.

Alternatively, a Fund may sell a CDS (sell credit protection). In this type of transaction, the Fund will receive premium payments from the buyer in exchange for taking the risk of default of the Reference Obligation. If a credit event occurs with respect to the Reference Obligation, the buyer would cease to make premium payments to the Fund and, if physically settled CDS, deliver the Reference Obligation to the Fund. In return, the Fund would pay the par value of the Reference Obligation to the buyer.

Alternatively, the two counterparties may agree to cash settlement in which the Fund would pay the buyer the difference between the market value and the par value of the Reference Obligation. If no event of default occurs, the Fund receives the premium payments over the life of the contract, and no other exchange occurs.

Credit Default Index (“CDX”): A CDX is a CDS referencing an index of Reference Obligations. Many types of CDX are now subject to mandatory clearing. A CDX allows an investor to attempt to manage credit risk or to take a position on a basket of credit entities in a more efficient manner than transacting in single-name CDS.

If a credit event occurs with respect to one of the Reference Obligations, the protection may be paid out via the delivery of the defaulted bond by the buyer of protection in return for payment of the par value of the defaulted bond by the seller of protection, or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. New series of CDX are issued on a regular basis.

Currency Swap: An agreement between two parties pursuant to which the parties exchange a U.S. dollar-denominated payment for a payment denominated in a different currency.

Interest Rate Swap: An agreement between two parties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount. In other words, Party A agrees to make periodic payments to Party B based on a fixed interest rate and in return Party B agrees to make periodic payments to Party A based on a variable interest rate. As noted above, certain interest rate swaps are now subject to mandatory clearing under the Dodd-Frank Act and applicable CFTC regulation.

Total Return Swap: An agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.

Swaps AND OTHER DERIVATIVES Regulation. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. The Dodd-Frank Act and related regulatory developments impose comprehensive regulatory requirements on swaps and swap market participants that include: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and public reporting requirements, on an anonymous basis, for most swaps.

The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits. It is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Funds engage in derivative transactions, may limit or prevent a Fund from using or limit a Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect a Fund’s ability to achieve its investment objective. The Advisor will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Funds’ ability to enter into desired swap agreements or derivatives transactions. New requirements, even if not directly applicable to a Fund, may increase the cost of the Fund’s investments and cost of doing business. It is not possible to predict fully the effects of current or future regulation.

Risks of Swaps. A Fund’s use of swaps is subject to the risks associated with derivative instruments generally. In addition, because uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges, uncleared swap participants may not be as protected as participants on organized exchanges. Performance of an uncleared swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency.

As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Funds. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. A Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

With respect to cleared swaps, there is also a risk of loss by a Fund of its initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

The use by the Funds of derivatives may involve certain risks, including the risk that the counterparty under a derivatives agreement will not fulfill its obligations, including because of the counterparty’s bankruptcy or insolvency. Certain agreements may not contemplate delivery of collateral to support fully a counterparty’s contractual obligation; therefore, a Fund might need to rely on contractual remedies to satisfy the counterparty’s full obligation. As with any contractual remedy, there is no guarantee that a Fund will be successful in pursuing such remedies, particularly in the event of the counterparty’s bankruptcy. The agreement may allow for netting of the counterparty’s obligations with respect to a specific transaction, in which case a Fund’s obligation or right will be the net amount owed to or by the counterparty.

A Fund will not enter into a derivative transaction with any counterparty that Easterly believes does not have the financial resources to honor its obligations under the transaction. If a counterparty’s creditworthiness declines, the value of the derivative would also likely decline, potentially resulting in losses to a Fund.

INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the Prospectus. For purposes of the following restrictions and those contained in each Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) except for the limitation applicable to borrowing money, any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Fund. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.

A Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the particular Fund. As used in this SAI, the term “majority of the outstanding voting securities” means the lesser of (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental investment policies of that Fund.

The investment objective of the Easterly Global Real Estate Fund, in addition to the investment restrictions listed below, is fundamental and may not be changed without shareholder approval. The investment objective of the Easterly Hedged Equity Fund, Easterly ROCMuni High Income Municipal Bond Fund, and Easterly ROCMuni Short Term Municipal Bond Fund may be changed by the Board of Trustees without shareholder approval. All investment policies and restrictions that are not identified as fundamental may be changed by the Board of Trustees without shareholder approval.

FUNDAMENTAL INVESTMENT RESTRICTIONS

1.        All Funds except the Easterly ROCMuni Short Term Municipal Bond Fund may not, with respect to 75% of its total assets taken at market value, invest more than 5% of its total assets in the securities of any one issuer, except obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities, if, as a result, more than 5% of the value of the Fund’s total assets would be invested in the securities of any one issuer.

2.        All Funds except the Easterly ROCMuni Short Term Municipal Bond Fund may not, with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

3.         (a) With respect to the Easterly Hedged Equity Fund only, the Fund may not invest more than 25% of its total assets in securities of issuers in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or securities of other investment companies);

(b) With respect to the Easterly Global Real Estate Fund only, the Fund may not invest more than 25% of its total assets in securities of issuers in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies), except that the Fund will invest at least 25% of its total assets in publicly-traded real estate investment trusts (collectively with their foreign equivalents, “REITs”) and other real estate securities included in the FTSE EPRA/NAREIT Developed Real Estate Index;

(c) With respect to the Easterly ROCMuni High Income Municipal Bond Fund, and Easterly ROCMuni Short Term Municipal Bond only, the Funds may not invest more than 25% of its total assets in securities of issuers in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or securities of other investment companies); 1, 2

4.         A Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or its staff and any exemptive order or similar relief granted to the Fund.

5.         A Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund.

6.         A Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in REITs, mortgage-related securities, and issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

7.        A Fund may not underwrite securities of other companies, except to the extent that the Fund may be deemed to be an underwriter under the 1933 Act in disposing of a security.

8.         A Fund may not make loans of money, except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Fund, and entering into repurchase agreements, and except as otherwise permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or its staff and any exemptive order or similar relief granted to the Fund.

9.         The Easterly Global Real Estate Fund may invest 100% of its net assets (other than cash and cash equivalents) in REITs and may also invest in other publicly traded real estate securities included in the FTSE EPRA/NAREIT Developed Real Estate Index.

10.       Under normal circumstances, the Easterly Global Real Estate Fund invests at least 40% of its net assets in the securities of issuers located in at least three foreign countries.

11.       Under normal market conditions, the Easterly ROCMuni High Income Municipal Bond Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in tax exempt debt securities.

12.       Under normal market conditions, the Easterly ROCMuni Short Term Municipal Bond Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in municipal debt securities, the income from which is exempt from federal regular individual income tax.

[1]	To the extent practicable, where a Fund is aware of the investments held by an underlying fund, a Fund will consider such information when determining compliance with this fundamental investment restriction.

[2]	Although not part of a Fund’s fundamental investment restriction, consistent with SEC Staff interpretations and guidance, governments or their political subdivisions that issue tax-exempt municipal securities are not considered by a Fund to be members of any industry.

With respect to restrictions 3(b) and 9, references to the FTSE EPRA/NAREIT Developed Real Estate Index include any successor or renamed indices to the FTSE EPRA/NAREIT Developed Real Estate Index.

NON-FUNDAMENTAL POLICIES FOR EASTERLY GLOBAL REAL ESTATE FUND AND EASTERLY HEDGED EQUITY FUND

The following policies may be changed by the Board of Trustees without shareholder approval. A Fund will not invest more than 15% of the value of its net assets in securities that are illiquid, including certain government stripped mortgage related securities, repurchase agreements maturing in more than seven days and that cannot be liquidated prior to maturity and securities that are illiquid by virtue of the absence of a readily available market. Securities that have legal or contractual restrictions on resale but have a readily available market are deemed not illiquid for this purpose.

In addition, each Fund cannot: (a) purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of Fund securities), collateral arrangements in connection with transactions in futures and options, and with respect to the Easterly Hedged Equity Fund, forwards, swaps and other derivative instruments, are not deemed to be margin transactions; and (b) invest for the purpose of exercising control or management of another company. The 80% investment policy noted in the Prospectus of the Easterly Global Real Estate Fund and the Easterly Hedged Equity Fund is also non-fundamental but requires 60 days’ prior written notice to shareholders before it can be changed.

Each Fund may purchase securities, which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined not to be illiquid by the Board of Trustees or the Fund’s Adviser or Sub-Adviser acting under guidelines approved and monitored by the Board, which has the ultimate responsibility for any determination regarding liquidity and that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in each of the Funds during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development and it is not possible to predict how this market will develop. The Board will carefully monitor any investments by each of the Funds in these securities.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings (the “Policy”). Pursuant to the Policy, the Trust may disclose information concerning Trust portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Trust’s and the Adviser’s fiduciary duties to Trust shareholders. The Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Trust. Consideration includes any agreement to maintain assets in the Trust or in other investment companies or accounts managed by the Adviser or by any of their affiliates. Material non-public information concerning portfolio holdings may be divulged to third parties only when the Trust has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality, which has been memorialized in an approved non-disclosure agreement.

Such non-disclosure agreement shall also prohibit the recipient from trading on the basis of non-public portfolio holdings information. Persons who owe a duty of trust or confidence to the Trust or the Adviser (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Under no circumstances shall current or prospective Trust shareholders receive non-public portfolio holdings information, except as described below.

Statutory Portfolio Holdings Disclosure. Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending August 31 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of each month will be filed on Form N-PORT; and (iii) portfolio holdings as of the end of the six-month period ending February 28 will be filed as part of the semi-annual report filed on Form N-CSR.

The Trust’s Form N-CSR and Form N-PORT (at quarter-end) will be available on the SEC’s website at www.sec.gov. No later than 60 days after the end of each month, each Fund will make available a complete uncertified schedule of its portfolio holdings as of the last day of that month. In addition to this monthly disclosure, each Fund may also make publicly available its portfolio holdings at other dates as determined from time to time.

Selective Portfolio Holdings Disclosure. Each Fund does not selectively disclose its portfolio holdings to any person, other than to rating agencies and newly hired or prospective investment advisers or sub-advisers. Selective disclosures to newly hired or prospective investment advisers or sub-advisers are made only pursuant to written agreements which require that the information be kept confidential and prohibit the recipient from trading on the basis of the information. Each Fund may disclose its month-end portfolio holdings to rating agencies no sooner than thirty days after the month-end, with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

Voluntary Portfolio Holdings Disclosure. Approximately one to three weeks after the end of each calendar quarter, Easterly posts on the Trust’s website a profile of each Fund, which typically includes the respective Fund’s top holdings.

Each Fund will make available by telephone at (833) 999-2636, no sooner than thirty days after the end of each month, a complete schedule of its month-end portfolio holdings. The Trust’s Administrator shall review initial registration statements, and post-effective amendments to ensure that the disclosure referenced above is included and continues to be accurate.

PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE FUNDS

To the knowledge of the Trust, the following were owners of record or beneficially more than 5% of the outstanding shares of Class A, Class C, Investor Class, Class I, and Class R6 of each Fund of the Trust as of December 2, 2024. Persons who own, either directly or through one or more controlled companies, 25% or more of the voting securities of the Funds are deemed to be control persons. A controlling shareholder can control the outcomes of proposals submitted to shareholders for approval.

Title of Fund – Class	Name and Address	Percentage
Easterly Global Real Estate Fund – Class A	Wells Fargo Clearing Services 1 North Jefferson Avenue Saint Louis, MO 63103	21.53%
	Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716	14.07%
	Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	12.00%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121	7.38%

Easterly Hedged Equity Fund – Class A	Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	70.99%

Easterly ROCMuni High Income Municipal Bond Fund – Class A	LPL Financial 4707 Executive Dr. San Diego, CA 92121	9.92%
	RBC Capital Markets, LLC 4505 Fairhaven Court Davenport, IA 52807	8.03%
	RBC Capital Markets, LLC 926 RXR Plaza Uniondale, NY 11556	7.05%
	Stifel Nicolaus & Company 501 North Broadway St. Louis, MO 63102	6.74%

Easterly Global Real Estate Fund – Class C	Wells Fargo Clearing Services 1 North Jefferson Avenue Saint Louis, MO 63103	27.95%
	UBS USA 1000 Harbor Blvd. Weehawken, NJ 07086	17.24%
	Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716	16.08%
	Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	6.09%

Easterly Hedged Equity Fund – Class C	LPL Financial 4707 Executive Dr. San Diego, CA 92121	53.52%

Easterly ROCMuni High Income Municipal Bond Fund – Investor Class	Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	76.91%
	Oppenheimer & Co. Inc. 10560 Wilshire Boulevard PH B Los Angeles, CA 90024	6.42%

Easterly ROCMuni Short Term Municipal Bond Fund – Investor Class	Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	99.80%

Easterly Global Real Estate Fund – Class I	Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716	29.91%
	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246	11.92%
	UBS USA 1000 Harbor Blvd. Weehawken, NJ 07086	8.49%
	Wells Fargo Clearing Services 1 North Jefferson Avenue Saint Louis, MO 63103	8.08%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121	7.85%
	Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	5.45%

Easterly Hedged Equity Fund – Class I	LPL Financial 4707 Executive Dr. San Diego, CA	22.75%
	Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	21.57%
	Denis J. Nayden 515 Madison Avenue New York, NY 10022	8.06%

Easterly ROCMuni High Income Municipal Bond Fund – Class I	National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	46.23%
	Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	41.42%

Easterly ROCMuni Short Term Municipal Bond Fund – Class I	National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	56.11%
	Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	41.67%

Easterly Global Real Estate Fund – Class R6	Wells Fargo Bank P.O. Box 1533 Minneapolis, MN 55480	67.47%
	Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	14.56%

Easterly Hedged Equity Fund – Class R6	National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	32.82%
	Pershing LLC PO Box 2052 Jersey City, NJ 07303	10.17%

TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust, and their principal occupations during the past five years, are set forth in the table below. Darrell Crate is an “interested person” of the Trust (as that term is defined in the 1940 Act) by virtue of their position as an officer of Easterly.

Name, Year of Birth, and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE:
Darrell Crate, Year of Birth: 1967 515 Madison Avenue 24th Floor New York, NY 10022	President and Chairperson of the Board	Since 2021	Chief Executive Officer of Easterly Funds LLC (2020 – Present); Managing Principal of Easterly Asset Management LP (2016 – Present); Managing Partner of Easterly Capital LLC (2015 – Present)	7	Chairman of the Board and Director of Easterly Government Properties Inc. (2015 – Present)
INDEPENDENT TRUSTEES:
Neil Medugno, Year of Birth: 1957 515 Madison Avenue 24th Floor New York, NY 10022	Trustee	Since 2021	Retired (2017-Present)	7	Trustee of Six Circles Trust (2018 – Present)
A. Clayton Spencer Year of Birth: 1954 515 Madison Avenue 24th Floor New York, NY 10022	Trustee	Since 2023	President of Bates College (2012 – 2023)	7	None

OFFICERS:
Michael Montague, Year of Birth: 1975 515 Madison Avenue 24th Floor New York, NY 10022	Treasurer	Since 2021	Chief Operating Officer of Easterly Funds LLC (2010 – Present); Chief Operating Officer, James Alpha Management, LLC (2006 – Present); Chief Financial Officer, Easterly Asset Management LP (2023 – Present)	Not Applicable	Not Applicable
Emile Molineaux, Year of Birth: 1962 4221 North 203rd Street, Ste. 100 Elkhorn, NE 68022	Chief Compliance Officer	Since 2021	Senior Compliance Officer of Northern Lights Compliance Services, LLC (2011- Present)	Not Applicable	Not Applicable
Chad Bitterman, Year of Birth: 1972 4221 North 203rd Street, Ste. 100 Elkhorn, NE 68022	Anti-Money Laundering Compliance Officer	Since 2021	Compliance Officer of Northern Lights Compliance Services, LLC (2010 – Present)	Not Applicable	Not Applicable
Amaris Miller, Year of Birth: 1992 515 Madison Avenue 24th Floor New York, NY 10022	Secretary	Since 2021	Chief Operating Officer, Easterly Management Asset Operations LLC (2021 – Present); Senior Management Consultant, The Poirier Group (2018 – 2021)	Not Applicable	Not Applicable
Ken Juster, Year of Birth: 1976 515 Madison Avenue 24th Floor New York, NY 10022	Chief Legal Officer	Since 2022	General Counsel of Easterly Asset Management LP (2022 – Present); Partner, Cooley LLP (2018 – 2022)	Not Applicable	Not Applicable
Erik Naviloff, Year of Birth: 1968 4221 North 203rd Street, Ste. 100 Elkhorn, NE 68022	Assistant Treasurer	Since 2021	Vice President, Ultimus Fund Solutions, LLC (2011 – present)	Not Applicable	Not Applicable
Timothy Burdick, Year of Birth: 1986 4221 North 203rd Street, Ste. 100 Elkhorn, NE 68022	Assistant Secretary	Since 2021	Vice President, Ultimus Fund Solutions, LLC (2022 – present); Assistant Vice President, Ultimus Fund Solutions, LLC (2019 – 2022).	Not Applicable	Not Applicable

*	Each Trustee will serve an indefinite term until they resign or retire and/or their successor, if any, is duly elected and qualified. Officers of the Trust serve at the pleasure of the Board.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee as of December 31, 2023 is shown in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Dollar Range of Equity Securities in the Trust
Darrell Crate	Easterly Global Real Estate Fund - None Easterly Hedged Equity Fund - None Easterly ROCMuni High Income Municipal Bond Fund - None[1] Easterly ROCMuni Short Term Municipal Bond Fund - None[1]	$1 - $10, 000
Neil Medugno	Easterly Global Real Estate Fund - None Easterly Hedged Equity Fund - None Easterly ROCMuni High Income Municipal Bond Fund - None[1] Easterly ROCMuni Short Term Municipal Bond Fund - None[1]	None
A. Clayton Spencer	Easterly Global Real Estate Fund - None Easterly Hedged Equity Fund - None Easterly ROCMuni High Income Municipal Bond Fund - None[1] Easterly ROCMuni Short Term Municipal Bond Fund – None[1]	None

[1]	As of December 31, 2023, the Funds had not yet commenced operations.

As to each Independent Trustee and their immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser, sub-adviser or principal underwriter of the Trust.

Board Leadership Structure, Risk Oversight and Trustee Qualifications

The Board of the Trust consists of three Trustees, two of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”). The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by Easterly and other service providers to the Trust. Easterly is responsible for overseeing the day-to-day business affairs of the Trust and for selecting and overseeing one or more sub-advisers to manage one or more investment strategies of the Funds.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee possesses the requisite skills and attributes to carry out his oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion.

The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a Board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. Crate, their status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:

Darrell Crate

Mr. Crate has extensive experience in business and finance as a result of his career in asset management businesses and public companies. Mr. Crate is a managing principal of Easterly Asset Management LP. Easterly Asset Management’s core expertise is in acting as a principal to grow asset management business platforms. Easterly Asset Management is a successor company to Easterly Capital, LLC, a firm Mr. Crate founded in September 2009. Mr. Crate also serves as a chairman of the board of directors of Easterly Government Properties Inc., a NYSE listed company that is the successor entity to Easterly Partners, LLC, a firm he co-founded as a private real estate portfolio company of Easterly Capital, LLC. From 2015 to 2018, Mr. Crate was also the Chairman of the Board of Directors of Easterly Acquisition Corp., a blank check company that combined with Sirius International Insurance Group (NASDAQ: SG). From 1998 to May 2011, Mr. Crate served as the chief financial officer of Affiliated Managers Group, Inc., a publicly traded asset management holding company. Mr. Crate was previously a managing director of the Financial Institutions Group of the Chase Manhattan Corporation based in London and New York, focusing exclusively on investment management firms.

Neil Medugno

Mr. Medugno has extensive experience in financial reporting, fund accounting and fund governance. Mr. Medugno is a member of the Board of Trustees of the Six Circle Trust, a series trust which contains equity and fixed income mutual funds and is Chairman of its Audit Committee and a member of its Governance and Nominating Committee. Mr. Medugno most recently served as Partner of Wellington Management Company, LLP and Chief Financial Officer of Wellington Funds Group, which involved oversight of over 400 funds and over $100 billion of assets under management. In this capacity, Mr. Medugno was also a member of several key firm governance committees. Prior to his roles at Wellington, Mr. Medugno worked in the audit practice of Coopers & Lybrand (now PricewaterhouseCoopers LLP), with a focus on financial services, including investment management.

A. Clayton Spencer

Ms. Spencer served as President of Bates College from 2012 to 2023 and served on various senior leadership teams at Harvard University from 1997, including Vice President for Policy at Harvard, Associate Vice President for Higher Education Policy and Acting Executive Dean of Harvard’s Radcliffe Institute for Advanced Study. Prior to joining Harvard, Ms. Spencer served as Chief Education Counsel to the U.S. Senate Committee on Labor and Human Resources, where she directed education legislation and policy in the Senate. Ms. Spencer previously clerked in the U.S. District Court in Massachusetts, practiced law in private practice, and prosecuted criminal cases as an assistant U.S. attorney.

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of funds in the Trust overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth above. The Board of the Trust met six times during the fiscal year ended August 31, 2024.

The Board has an Audit Committee consisting of two Trustees who are Independent Trustees. Neil Medugno (Chair) and A. Clayton Spencer are members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met four times during the fiscal year ended August 31, 2024.

Mr. Crate serves as Chairman of the Board and in this capacity presides at all Board meetings of the Trustees and oversees the functioning of the Board activities. In selecting Mr. Crate to serve as Chairman of the Board of the Trust, the Board of Trustees has determined that the use of an interested person as Chairman is appropriate and benefits shareholders. The Board believes that an interested Chairman has a personal as well as a professional stake in the management of the Trust and that the Board’s leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust.

The Independent Trustees also believe that because a majority of the Trustees are independent trustees, the Board is able to operate in a manner that provides for an appropriate level of independent action and oversight. The Independent Trustees regularly meet outside the presence of management during which time they review matters relating to the independent oversight of the Trust. As a result, the Independent Trustees believe that they can act independently and effectively without having an Independent Trustee serving as Chairman of the Board.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust.

The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. Personnel of the Adviser seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board, the Adviser employs a variety of processes, procedures and controls in seeking to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that may arise and responses thereto. In addition, Mr. David Knowlton, a prior Trustee of the Trust, has been retained as a consultant to the Independent Trustees.

Compensation

Effective January 1, 2025, each Independent Trustee receives for their service an annual retainer of $70,000 for serving as a Board member. In addition, the Chairperson of the Audit Committee, for serving as Chairperson of the Audit Committee receives an annual retainer of $15,000. Such compensation is paid by each Fund in proportion to each Fund’s assets relative to the aggregate of all of the Trust’s Funds’ assets. The Funds also reimburse each Independent Trustee for out-of-pocket expenses in connection with travel and attendance at Board meetings.

Such compensation is paid by each Fund in proportion to each Fund’s assets relative to the aggregate of all of the Trust’s Funds’ assets.

The table below shows the compensation paid to the Trustees for the most recent fiscal year ended August 31, 2024.

Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustee
Darrell Crate	N/A	N/A	N/A	N/A
Neil Medugno	$67,750	N/A	N/A	$67,750
A. Clayton Spencer	$54,000	N/A	N/A	$54,000

General Information about the Board. The Board is responsible for protecting the interests of the Trust’s shareholders. The Trustees meet periodically throughout the year to oversee the Trust’s activities, review its performance and review the actions of the Adviser, which is responsible for the Funds’ day-to-day operations.

Committees. The Board of Trustees has appointed a standing Audit Committee comprised solely of Independent Trustees. Currently, the Audit Committee is composed of Neil Medugno (Chair) and A. Clayton Spencer. The Audit Committee, among other matters, approves professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services, makes recommendations to the Board with respect to the engagement of the independent registered public accounting firm and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Funds’ financial operations.

As of December 2, 2024, the Trustees and Officers of the Trust as a group owned less than 1% of each Fund.

MANAGEMENT AND OTHER SERVICES

Advisory Agreements

The Trust, on behalf of each Fund, has entered into an investment management agreement with Easterly (each, an “Advisory Agreement”). On March 15, 2024, Easterly became investment adviser to the Easterly Global Real Estate Fund and Easterly Hedged Equity Fund following the reorganization of Easterly Funds LLC, the Fund’s prior investment adviser, and Easterly, with Easterly as the surviving entity. Easterly is majority owned by Easterly Asset Management, with Darrell Crate controlling and owning the majority of Easterly Asset Management. Under each Advisory Agreement, subject to the general supervision of the Board of Trustees, Easterly is responsible for managing each Fund in accordance with its investment objectives and policies. Easterly has discretion to invest and reinvest each Fund’s assets in securities and other instruments. Each Advisory Agreement has been approved by the Board of Trustees for an initial period of two years. Each Advisory Agreement will continue in effect from year-to-year thereafter if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of a Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreements or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreements.

Each Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund at any time either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by Easterly upon 180 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreements provide that Easterly, under such Agreements, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties thereunder.

In consideration of the services provided by Easterly pursuant to each Advisory Agreement, Easterly is entitled to receive from each Fund an investment advisory fee at the annual rates set forth in the table below.

Fund Name	Percentage of Average Daily Net Assets
Easterly Global Real Estate Fund	0.90%
Easterly Hedged Equity Fund	1.20%
Easterly ROCMuni High Income Municipal Bond Fund	0.55%
Easterly ROCMuni Short Term Municipal Bond Fund	0.45%

Easterly may voluntarily agree to waive a portion of the fees payable to it on a month to month basis, including additional fees above and beyond any written agreement Easterly may have to waive fees and/or reimburse the Funds’ expenses.

Pursuant to an operating expense limitation agreement (the “Expense Limitation Agreement”) between Easterly and the Funds, Easterly has contractually agreed to waive all or a portion of its advisory fee and/or pay expenses of each Fund to ensure that Total Annual Fund Operating Expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, liquidation or reorganization, extraordinary or non-routine expenses, such as litigation and proxy-related expenses, and Acquired Fund Fees and Expenses) do not exceed a percentage of each Fund’s average net assets for each Class as set forth in the table below.

Fund Name	Class A	Class C	Investor Class	Class I	Class R6
Easterly Global Real Estate Fund	1.69%	2.37%	N/A	1.04%	0.94%
Easterly Hedged Equity Fund	1.50%	2.25%	N/A	1.25%	0.99%
Easterly ROCMuni High Income Municipal Bond Fund	1.05%	N/A	1.30%	0.80%	N/A
Easterly ROCMuni Short Term Municipal Bond Fund	N/A	N/A	0.95%	0.70%	N/A

The Expense Limitation Agreement on behalf of the Easterly Global Real Estate Fund and Easterly Hedged Equity Fund will be in effect through December 31, 2025 and cannot be terminated during its term. Easterly is permitted to seek reimbursement from the Fund, subject to limitations, for management fees waived and Fund expenses Easterly or Easterly Funds LLC (as the prior investment adviser for Easterly Global Real Estate Fund and Easterly Hedged Equity Fund) paid within three (3) years from date on which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Fund’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less.

The Expense Limitation Agreement on behalf of the Easterly ROCMuni High Income Municipal Bond Fund and Easterly ROCMuni Short Term Municipal Bond Fund will be in effect through October 4, 2027 and cannot be terminated during its term. Easterly is permitted to seek reimbursement from the Fund, subject to limitations, for management fees waived and expenses paid (including management fees waived and expenses paid by the investment adviser to the corresponding predecessor series, as applicable) within three (3) years from the date on which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Fund’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less.

For the last three fiscal years ended August 31, the management fees paid and waived and/or reimbursed by the Funds and Predecessor Funds (or recouped by the investment adviser), as applicable, were as follows:

Fund	2024			2023			2022
	Fees Paid	Fees Waived and/or Reimbursed; Fees Recouped	Net Fees Paid to Adviser	Fees Paid	Fees Waived and/or Reimbursed	Net Fees Paid to Adviser	Fees Paid	Fees Waived and/or Reimbursed	Net Fees Paid to Adviser
Easterly Global Real Estate Fund[1]	$3,618,074	$(517,149)	$3,100,925	$5,333,095	$(664,778)	$4,668,317	$7,924,039	$(498,797)	$7,425,242
Easterly Hedged Equity Fund[1]	$1,697,631	$(446,764)	$1,250,867	$1,180,990	$(355,145)	$825,845	$694,968	$(320,557)	$374,411
Easterly ROCMuni High Income Municipal Bond Fund[2]	$1,664,290	$12,762	$1,677,052	$1,519,505	$(116,263)	$1,403,242	$1,651,481	$(89,955)	$1,561,526
Easterly ROCMuni Short Term Municipal Bond Fund[2,3]	$240,265	$(205,820)	$34,445	$230,317	$(198,611)	$31,706	$15,566	$(128,142)	$(112,576)

1	On March 15, 2024, Easterly became investment adviser to the Fund following the reorganization of Easterly Funds LLC, the Fund’s prior investment adviser, and Easterly, with Easterly as the surviving entity. Prior to March 15, 2024, advisory fees were paid to Easterly Funds LLC and advisory fees waived were waived by Easterly Funds LLC.

2	The fees paid and waived and/or reimbursed (or recouped) shown in the table for periods ending on or prior to October 4, 2024 are for the Predecessor Funds.

3	The Easterly ROCMuni Short Term Municipal Bond Fund’s Predecessor Fund commenced operations on April 27, 2022.

A discussion regarding the basis of the Board’s approval of the investment advisory agreement with Easterly on behalf of the Easterly Global Real Estate Fund and Easterly Hedged Equity Fund and the sub-advisory agreement with the sub-adviser on behalf of the Easterly Hedged Equity Fund is available in the Fund’s reports filed on Form N-CSR for the fiscal period ended February 29, 2024. A discussion regarding the basis of the Board’s approval of the investment advisory agreement with Easterly on behalf of the Easterly ROCMuni High Income Municipal Bond Fund and Easterly ROCMuni Short Term Municipal Bond Fund will be available in the Funds’ reports filed on Form N-CSR for the fiscal period ending February 28, 2025.

Investment Sub-Advisory Agreements

The SEC has granted exemptive relief, which permits Easterly, subject to certain conditions, to enter into and materially amend investment sub-advisory agreements (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) with affiliated and unaffiliated sub-advisers without shareholder approval. This means that Easterly is able to reduce the sub-advisory fee and retain a larger portion of the management fee, or increase the sub-advisory fee and retain a smaller portion of the management fee. Under a manager of managers structure, Easterly has ultimate responsibility, subject to oversight of the Board of Trustees, for overseeing the Trust’s sub-advisers and recommending to the Board of Trustees their hiring, termination, or replacement. Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change. This manager of managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Fund to be increased or change Easterly’s obligations under the investment advisory agreement, including Easterly’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval.

Easterly has entered into a Sub-Advisory Agreement on behalf of the Easterly Hedged Equity Fund with EAB Investment Group, LLC (“EAB”). Edward Boll, Non-Executive Chairperson of EAB, William Visconto, Chief Compliance Officer and Managing Member of EAB, and James Ryan, President of EAB, each own a direct, controlling interest (i.e., 25% or more) in EAB.

Disclosure of the basis for the Board’s approval of the Sub-Advisory Agreement is available in the Funds’ report filed on Form N-CSR for the fiscal period ended February 29, 2024.

Under the Sub-Advisory Agreement, subject to the general supervision of the Board of Trustees and Easterly, the sub-adviser is delegated the responsibility for managing the Fund in accordance with its investment objectives and policies. Under this delegated authority, the sub-adviser has discretion to invest and reinvest the Fund’s assets in securities and other instruments.

The Sub-Advisory Agreement has been approved by the Board of Trustees for an initial period of two years. The Sub-Advisory Agreement will continue in effect from year-to-year thereafter if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of a Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Sub-Advisory Agreement. The Sub-Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund at any time by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of Trustees, upon not more than 60 days’ notice, or by the Sub-Adviser upon 180 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Sub-Advisory Agreement provides that the Sub-Adviser, under such Agreement, shall not be liable for any investment loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except in the case of the Sub-Adviser’s negligence, actual misconduct or violation of any applicable statute; provided, however, that this limitation shall not act to relieve Sub-Adviser from any responsibility, obligation or duty which Sub-Adviser may have under any federal or state securities acts or other applicable statutes.

During the fiscal years ended August 31, 2022, 2023, and 2024, the Adviser paid the Sub-Adviser $219,763, $311,638, and $392,198, respectively, under the terms of the Sub-Advisory Agreement with respect of Easterly Hedged Equity Fund.

Portfolio Managers

Other Accounts Managed

The following table lists the number and types of accounts managed by each portfolio manager for the Funds noted in the following table and the assets under management in those accounts as of August 31, 2024.

Portfolio Manager	Funds(s) Managed	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts*	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Andrew J. Duffy Easterly Investment Partners LLC	Easterly Global Real Estate Fund	2	$634.1	0	$0	2	$981.4	$1,615.5
Edward Boll EAB Investment Group, LLC	Easterly Hedged Equity Fund	1	$118.7	0	$0	0	$0	$118.7
William Visconto EAB Investment Group, LLC	Easterly Hedged Equity Fund	1	$118.7	0	$0	0	$0	$118.7
James Ryan EAB Investment Group, LLC	Easterly Hedged Equity Fund	1	$118.7	0	$0	0	$0	$118.7
Troy E. Willis Easterly Investment Partners LLC	Easterly ROCMuni Short Term Municipal Bond Fund	0	$0	2	$33.15	36	$124.5	$157.65
	Easterly ROCMuni High Income Municipal Bond Fund
Charlie S. Pulire Easterly Investment Partners LLC	Easterly ROCMuni Short Term Municipal Bond Fund	0	$0	2	$33.15	36	$124.5	$157.65
	Easterly ROCMuni High Income Municipal Bond Fund

*	In addition to the accounts included herein, portfolio managers may also manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds.

Conflicts of Interest

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed, preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, an account may sell (or buy) a security, while the Fund buys or holds (or sells) the same security, an Adviser or Sub-adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. The Adviser and Sub-Adviser have adopted certain compliance procedures which are designed to address these types of conflicts and descriptions of the procedures to address conflicts of interest, if any, have been provided by the Adviser and Sub-Adviser for their respective portfolio managers. There is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Easterly

Messrs. Duffy, Willis and Pulire receive compensation for their services in the form of a fixed salary. The portfolio managers also have a profits interest in the Adviser entitling them to a share of the earnings for strategies in which they manage; additionally, the portfolio managers may receive equity dividends from their ownership in the Adviser. The portfolio managers are eligible to participate in the Adviser’s retirement plan under the same guidelines and criteria established for all employees of the Adviser.

EAB

Messrs. Boll, Visconto and Ryan are compensated through the receipt of a share of the profits of EAB. For their services as Portfolio Managers to the Funds for which EAB acts as sub-adviser, Messrs. Boll, Visconto and Ryan each receive an equal share of the profits generated from these accounts. For their services to other accounts, Messrs. Boll, Visconto and Ryan may each receive a different (unequal) share of the profits related to management of such accounts. Profits generated by EAB are also shared with certain employees of EAB other than Messrs. Boll, Visconto and Ryan.

Ownership of Securities – August 31, 2024

Portfolio Manager	Fund Managed	Dollar Range of Equity Securities Beneficially Owned of Fund
Andrew J. Duffy	Easterly Global Real Estate Fund	$10,001 - $50,000
Edward Boll	Easterly Hedged Equity Fund	None
William Visconto	Easterly Hedged Equity Fund	$50,001 - $100,000
James Ryan	Easterly Hedged Equity Fund	None
Troy E. Willis	Easterly ROCMuni High Income Municipal Bond Fund	None
	Easterly ROCMuni Short Term Municipal Bond Fund	None
Charlie S. Pulire	Easterly ROCMuni High Income Municipal Bond Fund	None
	Easterly ROCMuni Short Term Municipal Bond Fund	None

CODE OF ETHICS. The Trust, Easterly, the Sub-Adviser and Easterly Securities LLC (the “Distributor”) have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act with respect to their personnel with access to information about the purchase or sale of securities by the Funds. These codes are designed to protect the interests of the Funds’ shareholders. While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct and require compliance review of securities transactions, they do not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Funds so long as such investments are made pursuant to the code’s requirements.

PROXY VOTING POLICIES AND PROCEDURES. The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by each Fund to the Adviser and the Sub-Adviser, as applicable, which will vote such proxies in accordance with their respective proxy policies and procedures. The Adviser’s and Sub-Adviser’s proxy voting policies and procedures are attached as Appendix B to this SAI.

More information. The actual voting records relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, (833) 999-2636 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures will also be available by calling (833) 999-2636 and will be sent within three business days of receipt of a request.

ADMINISTRATION, FUND ACCOUNTING AND TRANSFER AGENCY SERVICES. The Trust has entered into a servicing agreement with Ultimus Fund Solutions, LLC (“Ultimus”), whereby Ultimus provides administration, fund accounting and transfer agent services (the “Ultimus Services”) to the Funds. For providing such services, the Trust and Ultimus have entered into a universal fee agreement whereby Ultimus receives from each Fund: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Managed Portfolio Series, on behalf of the Predecessor Funds to Easterly ROCMuni High Income Municipal Bond Fund and Easterly ROCMuni Short Term Municipal Bond Fund, entered into servicing agreements with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), whereby Fund Services provided certain administrative services, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Predecessor Funds’ independent contractors and agents; preparation for signature by an officer of the Managed Portfolio Series of all documents required to be filed for compliance by Managed Portfolio Series and the Predecessor Funds with applicable laws and regulations; arranging for the computation of performance data including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Predecessor Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties to the Predecessor Funds. For providing such services, Managed Portfolio Series entered into an administration agreement (the “Administration Agreement”) whereby Fund Services received from the Predecessor Funds a combined fee for fund administration and fund accounting services based on the Predecessor Funds’ average daily net assets. Under the Administration Agreement, Fund Services was also entitled to be reimbursed for certain out-of-pocket expenses. In addition to its role as administrator, Fund Services also acted as fund accountant, transfer agent, and dividend disbursing agent under separate agreements. The Funds and the Predecessor Funds, as applicable, accrued the following amounts for such services for the last three fiscal years ended August 31:

Fund	2024	2023	2022*
Easterly Global Real Estate Fund	$462,935	$401,028	$554,505
Easterly Hedged Equity Fund	$127,465	$113,623	$79,129
Easterly ROCMuni High Income Municipal Bond Fund	$484,647	$340,407	$332,372
Easterly ROCMuni Short Term Municipal Bond Fund	$202,365	$149,810	$52,231

*	The Easterly ROCMuni Short Term Municipal Bond Fund’s Predecessor Fund commenced operations on April 27, 2022.

Administrative Services Payments. Shares of the Funds may be owned or held by financial intermediaries for the benefit of their customers. In those cases, the Fund often does not maintain an account for the shareholder. Thus, some or all of the services provided to these accounts are performed by the financial intermediaries and not the Fund. In these situations, the Funds may make payments to financial intermediaries for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.15% of average annual assets of such share classes.

Compliance Services. Northern Lights Compliance Services, LLC (“NLCS”), 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.

DISTRIBUTOR. Easterly Securities LLC is the distributor for the shares of the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds are offered on a continuous basis

The Distributor, the Funds’ prior distributor, Ultimus Fund Distributors, LLC, and the Predecessor Funds’ distributor, Quasar Distributors, LLC, received the following underwriting commissions for Class A shares of the Funds and Predecessor Funds during the last three fiscal years ended August 31, as applicable:

Fund	2024	2023	2022
Easterly Global Real Estate Fund[1]	$9,703	$42,417	$401,633
Easterly Hedged Equity Fund[1]	$60,361	$4,349	$1,978
Easterly ROCMuni High Income Municipal Bond Fund[2]	None	None	None
Easterly ROCMuni Short Term Municipal Bond Fund[2]	None	None	None

[1]	Periods ending on or prior to October 2, 2023 reflect underwriting commissions received by the Funds’ prior distributor.

[2]	Reflects underwriting commissions received by the Predecessor Funds’ distributor.

The Distributor and the Funds’ prior distributor, Ultimus Fund Distributors, LLC, received the following underwriting commissions for Class C shares of the Funds during the last three fiscal years ended August 31, as applicable1:

Fund	2024	2023	2022
Easterly Global Real Estate Fund[1]	None	None	None
Easterly Hedged Equity Fund[1]	None	None	None

[1]	Periods ending on or prior to October 2, 2023 reflect underwriting commissions received by the Funds’ prior distributor.

The Predecessor Funds’ distributor, Quasar Distributors, LLC, received the following underwriting commissions for Investor Class shares of the Predecessor Funds during the last three fiscal years ended August 31, as applicable:

Fund	2024	2023	2022
Easterly ROCMuni High Income Municipal Bond Fund	None	None	None
Easterly ROCMuni Short Term Municipal Bond Fund	None	None	None[1]

[1]	The Easterly ROCMuni Short Term Municipal Bond Fund’s Predecessor Fund commenced operations on April 27, 2022.

PLANS OF DISTRIBUTION. The Trust, on behalf of the Easterly Global Real Estate Fund and Easterly Hedged Equity Fund, has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), under which that Fund is authorized to pay up to 0.25% and 1.00% of the Fund’s average daily net assets annually for each of its Class A and Class C shares, respectively, all of which may be paid to the Adviser, the Distributor or other entities. On behalf of the Easterly ROCMuni High Income Municipal Bond Fund and Easterly ROCMuni Short Term Municipal Bond Fund’s Investor Class shares, has adopted a Plan under which that Fund is authorized to pay up to 0.25% of the High Income Fund’s average daily net assets annually for its Class A shares, 0.50% of the High Income Fund’s average daily net assets annually of its Investor Class shares, and 0.25% of the Short Term Fund’s average daily net assets annually of its Investor Class shares, respectively, all of which may be paid to the Adviser, the Distributor or other entities. The Distributor has informed the Trust that a portion of the fees payable each year pursuant to the Plan equal to 0.25% of such Class’s average daily net assets are currently each characterized as a “service fee” under the Rules of FINRA (of which the Distributor is a member), all of which may be paid to Easterly, the Distributor or other entities. The “service fee” is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class is characterized as an “asset-based sales charge” as defined in the aforementioned Rules of FINRA.

The Distributor, or other entities, including the Adviser, also receive the proceeds and contingent deferred sales charges (“CDSCs”) imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

The Plan was adopted by a majority vote of the Board of Trustees, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the “Independent 12b-1 Trustees”), cast at a meeting called for the purpose of voting on the Plan for an initial one-year term, and will continue in effect from year-to-year if such continuance is specifically approved at least annually by a majority vote of the Board of Trustees, including a majority of the Independent 12b-1 Trustees. Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts extended by the Distributor or other entities under the Plan and the purpose for which such expenditures were made.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Trust, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act). So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

At any given time, the expenses in distributing shares of the Fund may be in excess of the total of (i) the payments made by each Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of shares. For example, if $1 million in expenses in distributing shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. Because there is not a requirement under the Plan that the Distributor or other entities be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs. If expenses in distributing shares are less than payments made for distributing shares, the Distributor or other entities will retain the full amount of the payments.

For the fiscal year ended August 31, 2024, the Funds and Predecessor Funds, as applicable, paid the following fees pursuant to their respective distribution plans1:

Actual Rule 12b-1 Expenditures Incurred by the Easterly Global Real Estate Fund Class A Shares
Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to Distributor	$0
Payment to dealers	$120,995
Compensation to sales personnel	$0
Other	$0
Total	$120,995

Actual Rule 12b-1 Expenditures Incurred by the Easterly Hedged Equity Fund Class A Shares
Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to Distributor	$0
Payment to dealers	$9,035
Compensation to sales personnel	$0
Other	$0
Total	$9,035

Actual Rule 12b-1 Expenditures Incurred by the Easterly ROCMuni High Income Municipal Bond Fund Class A Shares
Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to Distributor	$0
Payment to dealers	$23,069
Compensation to sales personnel	$0
Other	$0
Total	$23,069

Actual Rule 12b-1 Expenditures Incurred by the Easterly Global Real Estate Fund Class C Shares
Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to Distributor	$0
Payment to dealers	$278,069
Compensation to sales personnel	$0
Other	$0
Total	$278,069

Actual Rule 12b-1 Expenditures Incurred by the Easterly Hedged Equity Fund Class C Shares
Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to Distributor	$0
Payment to dealers	$10,104
Compensation to sales personnel	$0
Other	$0
Total	$10,104

Actual Rule 12b-1 Expenditures Incurred by the Easterly ROCMuni High Income Municipal Bond Fund Investor Class Shares
Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to Distributor	$0
Payment to dealers	$207,285
Compensation to sales personnel	$0
Other	$0
Total	$207,285

Actual Rule 12b-1 Expenditures Incurred by the Easterly ROCMuni Short Term Municipal Bond Fund Investor Class Shares
Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to Distributor	$0
Payment to dealers	$20,047
Compensation to sales personnel	$0
Other	$0
Total	$20,047

1	The fees paid shown in the tables for periods ending on or prior to October 4, 2024 are for the Predecessor Funds for Easterly ROCMuni High Income Bond Fund and Easterly ROCMuni Short Term Municipal Bond Fund.

POSSIBLE ADDITIONAL FUND SERIES. If additional funds are created by the Board of Trustees, shares of each such fund will be entitled to vote as a group only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees.

Under Rule 18f-2 of the 1940 Act (the “Rule”), any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of the independent registered public accounting firm. Approval of an investment management or distribution plan and a change in fundamental policies would be regarded as matters requiring separate voting by each Fund. The Rule contains provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

PORTFOLIO TRANSACTIONS. Easterly and, as applicable, the Sub-Adviser are responsible for decisions to buy and sell securities, futures contracts and options thereon, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Each Fund will pay brokerage commissions on transactions in listed options and equity securities.

Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices. Easterly and the Sub-Adviser seeks to obtain prompt execution of orders at the most favorable net price. If Easterly or the Sub-Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to a Fund, Easterly or a Sub-Adviser.

The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Easterly or a Sub-Adviser from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Funds directly.

Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed, and in return for such services, Easterly or a Sub-Adviser may pay a higher commission than other brokers would charge if the Adviser or Sub-Adviser determines in good faith that the commission is reasonable in relation to the services provided. There is no formula for such allocation. The research information may or may not be useful to one or more of the Funds and/or other accounts of Easterly, the Sub-Adviser, or their affiliates; information received in connection with directed orders of other accounts managed by Easterly, the Sub-Adviser, or their affiliates may or may not be useful to one or more of the Funds. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Easterly or the Sub-Adviser to make available additional views for consideration and comparison, and to enable Easterly or the Sub-Adviser to obtain market information for the valuation of securities held in a Fund’s assets. Easterly and the Sub-Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

The Sub-Adviser and Easterly currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Sub-Adviser and Easterly to cause purchase or sale transactions to be allocated among the Funds and others whose assets it manages in such manner as it deems equitable.

Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Trust. In order for an affiliate of a Sub-Adviser or Easterly to effect any Fund transactions for the Trust, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

For the last three fiscal years ended August 31, the Funds and the Predecessor Funds, as applicable, paid brokerage commissions as follows:

Fund	2024	2023	2022
Easterly Global Real Estate Fund	$931,982	$210,987	$941,247
Easterly Hedged Equity Fund	$155,887	$92,230	$69,136
Easterly ROCMuni High Income Municipal Bond Fund*	None	None	None
Easterly ROCMuni Short Term Municipal Bond Fund*	None	None	None**

*	The commissions paid shown in the table for periods ending on or prior to October 4, 2024 are for the Predecessor Funds.

**	The Easterly ROCMuni Short Term Municipal Bond Fund’s Predecessor Fund commenced operations on April 27, 2022.

For the last three fiscal years ended August 31, the Funds and the Predecessor Funds, as applicable, paid no affiliated brokerage commissions. During the fiscal year ended August 31, 2024, the Funds paid brokerage commissions to brokers because of research services provided as follows:

Fund	Brokerage Commissions in Connection with Research Services Provided for Fiscal Year Ended August 31, 2024	Aggregate Dollar Amount of Transactions for Which Such Commissions were Paid for Fiscal Year Ended August 31, 2024
Easterly Global Real Estate Fund	$377,121	$749,338,047
Easterly Hedged Equity Fund	None	None
Easterly ROCMuni High Income Municipal Bond Fund*	None	None
Easterly ROCMuni Short Term Municipal Bond Fund*	None	None

*	The information shown in the table for periods ending on or prior to October 4, 2024 is for the Predecessor Funds.

DETERMINATION OF NET ASSET VALUE

The NAV per share for each class of shares of each Fund is determined each day the New York Stock Exchange (the “Exchange”) is open for business, as of the close of the regular trading session of the Exchange that day (typically 4:00 p.m. Eastern Time), (“Valuation Time”) by dividing the value of a Fund’s net assets, less any liabilities, by the total number of Fund shares outstanding, by class.

The Exchange’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day, or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the mean between the current bid and ask prices at the time as of which the value is being ascertained. Securities actively traded in the OTC market but not designated as national market system securities are valued at the last quoted bid price. Securities traded on a foreign exchange which has not closed by the Valuation Time or for which the official closing prices are not available at the time the NAV is determined may us alternative market prices provided by a pricing service. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The value of a foreign security is determined in its national currency and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the date of valuation.

The Trust’s Board of Trustees has approved the use of nationally recognized bond pricing services for the valuation of each Fund’s debt securities. The services selected create and maintain price matrices of U.S. government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing services are valued upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board’s procedures. Short-term (having a maturity of 60 days or less) debt securities may be valued at amortized cost.

Exchange-traded options (except as otherwise provided below) are valued at the last quoted sales price therefore, or, if there are no transactions, at the composite mean price, using the national best bid and offer quotes on the valuation date. OTC options and exchanged-traded options contracts trading on options markets that close after the Valuation Time are valued at the composite mean price, using the national best bid and offer quotes on the valuation date as of the Valuation Time. Where composite means are unavailable, a Fund may use the mean between the last bid and ask price from the exchange on which the option principally trades, as of the Valuation Time. Futures are valued based on their daily settlement value. When a Fund writes a call, an amount equal to the premium received is included in the Fund Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted (“marked-to-market”) to reflect the current market value of the call. If a call written by a Fund is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by a Fund expires on its stipulated expiration date or if a Fund enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities.

If a put held by a Fund is exercised by it, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Fund.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser (but not the sub-adviser) as the valuation designee. The Adviser, as the valuation designee, performs the fair value determinations relating to Fund investments and is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund’s investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Board oversees the Adviser in its role as valuation designee pursuant to Rule 2a-5.

CERTAIN TAX CONSIDERATIONS

GENERAL. The following discussion is only a summary of certain tax considerations generally affecting the Trust, each Fund of the Trust and shareholders of Funds, and is not intended as a substitute for careful tax planning. The discussion does not purport to deal with all of the federal, state and local tax consequences applicable to an investment in each Fund or to all categories of investors, some of which may be subject to special rules. Tax issues relating to the Trust generally are not a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

This section is based on the Code, and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

TAXATION OF THE FUNDS. Each Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder’s income tax return and they may be subject to different rates of tax. The tax treatment of the investment activities of each Fund will affect the amount and timing and character of the distributions made by such Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

INVESTMENT COMPANY TAXATION. Each Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, as a “regulated investment company” (sometimes referred to as a regulated investment company, RIC or fund) under Subchapter M of the Code. In order for a Fund to qualify as a regulated investment company each year, it must meet certain distribution, income and asset diversification requirements described below. As such, a Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders. If a Fund fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on a Fund’s income and performance.

Subject to savings provisions for certain failures to qualify for taxation as a regulated investment company which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more.

In order to qualify for treatment as a regulated investment company, a Fund must satisfy the following requirements:

●	Distribution Requirement — the Fund must distribute an amount at least equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

●	Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

●	Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

Each Fund in the Trust generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. Each Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. If a Fund retains all or part of any net long-term capital gains in any year for reinvestment, the Fund will pay federal income tax (and possibly excise tax) on such retained gains (except to the extent of any available capital loss carry forward) at the highest corporate tax rate.

Gains or losses on sales of securities by a Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining a Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.

The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Dividends and Distributions” below). A “qualified late year loss” includes:

(i)	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or net short-term capital loss incurred after October 31 of the current taxable year, and

(ii)	the sum of (1) the excess, if any, of specified losses incurred after October 31 of the current taxable year, over specified gains incurred after October 31 of the current taxable year, and (2) the excess, if any, of other ordinary losses incurred after December 31 of the current taxable year, over, other ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

If a Fund is a fund of funds, distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds generally will not be able to currently offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of a Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares.

Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes and (b) dividends paid by a fund of funds from interest earned by an underlying fund on U.S. Government obligations is unlikely to be exempt from state and local income tax. However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an underlying fund for purposes of the reduced rate of taxation on qualified dividend income and the dividends received deduction (see, “Taxation of Dividends and Distributions” below). A qualified fund of funds, i.e. a Fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders foreign tax credits.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld will generally be treated as an expense of a Fund. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when a Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, a Fund may not receive the reduced treaty rates or potential reclaims.

Other countries have conflicting and changing instructions and restrictive timing requirements which may cause a Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by a Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known. If more than 50% of a Fund’s assets are invested in foreign securities at the end of any fiscal year (and if the Fund is a qualified fund of funds, as discussed above), the Fund may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund (subject to various limitations). In such a case, the shareholders would need to include the amount of such foreign taxes as additional income and the shareholders would generally be able to take a credit or deduction for such foreign taxes.

EASTERLY GLOBAL REAL ESTATE FUND AND EASTERLY HEDGED EQUITY FUND

TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from any Fund in the Trust. Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes.

Any dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

Certain ordinary income dividends received by an individual shareholder and reported by a Fund as derived from qualified dividend income may be taxed at the same rates as long-term capital gains if certain holding period and other requirements are satisfied. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes.

For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates. Any net long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) realized by a Fund will be distributed annually as described in the Prospectus. Such distributions (“capital gain dividends”) will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. Such distributions will be reported by a Fund to shareholders as paid from capital gain dividends in a written statement mailed by the Fund to shareholders. If a shareholder receives a capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be treated as a long-term capital loss to the extent of the capital gain dividend. Net short-term capital gains (the excess of net short-term capital gains over net long-term capital losses) will be distributed annually as ordinary income.

The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares (but not below zero); any excess will be treated as gain from the sale of his shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund over-estimates the income to be received from certain investments.

For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a Fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable Fund with a low turnover rate. Any such higher taxes would reduce a Fund’s after-tax performance.

The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of a Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of a Fund’s next taxable year, and the excess (if any) of a Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of a Fund’s next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by a Fund in succeeding taxable years.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period.

An ownership change could result in capital loss carryovers being used at a slower rate , thereby reducing a Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. A Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund’s control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change.

Additionally, if a Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

Subject to certain exceptions and holding period and debt financing requirements, a domestic corporate shareholder may be eligible for a 50% dividends-received deduction to the extent that each Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by a Fund will not be eligible for the dividends received deduction.

Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”). The IRS has issued regulations permitting a regulated investment company (such as the Fund) to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction.

“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Fund may choose to report the special character of “qualified REIT dividends” to a shareholder, provided both the Fund and a shareholder meet certain holding period requirements with respect to their shares. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the RIC shares were held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend.

The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions made by a Fund and may also be subject to U.S. estate tax. An exemption from U.S. withholding tax is provided for capital gain dividends paid by a Fund from long-term capital gains, if any. The exemptions from U.S. withholding for interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends have been made permanent.

However, the Funds expect to withhold taxes on such distributions regardless of the fact that they may not be required to do so. Notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds, including the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which a Fund may invest. After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

EASTERLY ROCMUNI High Income Municipal Bond Fund AND EASTERLY ROCMUNI Short Term Municipal Bond Fund

Taxation of Fund Distributions. Each Fund intends to qualify each year to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund’s taxable year at least 50% of the Fund’s total assets consists of municipal securities, which are exempt from federal income tax.

Distributions from a Fund will constitute exempt-interest dividends to the extent of the Fund’s tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax (AMT) in certain circumstances and may have other collateral tax consequences as discussed below.

Any gain or loss from the sale or other disposition of a tax-exempt security generally is treated as either long-term or short-term capital gain or loss, depending upon its holding period. However, gain recognized from the sale or other disposition of a municipal security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security.

AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (AMTI) over an exemption amount. Exempt-interest dividends derived from certain “private activity” Municipal securities issued after August 7, 1986, generally will constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. However, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the AMT.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax. Further, a shareholder of a Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a “substantial user” of a facility financed by industrial development bonds held by the Fund will likely be subject to tax on dividends paid by a Fund that are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States.

To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), they also may be exempt from that state’s personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to a municipal security could cause interest on the municipal security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the municipal security was issued. In such a case, a Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This in turn could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

A Fund may invest a portion of its assets in securities that pay taxable interest. A Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income to the extent of the Fund’s earnings and profits. None of the dividends paid by a Fund will qualify for the dividends received deduction in the case of corporate shareholders or as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders. Provided a Fund otherwise satisfies the Distribution Requirement, the Fund reserves the right to retain, and not distribute to shareholders, income and gains taxable as ordinary income, in which case the Fund would be subject to tax at regular corporate rates.

ALL FUNDS

PURCHASES, REDEMPTIONS AND EXCHANGES. Any dividend or capital gains distribution received by a shareholder from any regulated investment company will have the effect of reducing the NAV of the shareholder’s stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the NAV of the shares should be reduced below a shareholder’s cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would represent economically in part a return of the shareholder’s investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date. In general, a sale of shares results in capital gain or loss and, for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder’s Fund shares normally is treated as a sale for tax purposes.

Fund shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

Gain or loss on the sale or redemption of shares in a Fund is measured by the difference between the amount of consideration received (or the fair market value of any property received) and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances, a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares. The Funds are required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased in a Fund on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and that are disposed of after that date.

However, cost basis reporting is not required for certain shareholders, including shareholders investing in a Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Funds do not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Fund’s default method of average cost. If you do not notify a Fund of your elected cost basis method upon the initial purchase into your account, the Fund’s default method of average cost will be applied to your covered shares.

The Funds will compute and report the cost basis of your shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, a Fund is not required to, and in many cases does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by a Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Exchanges of a Fund’s shares for shares of another fund, including shares of other Funds in the Trust, are subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund. If a shareholder realizes a loss on the redemption or exchange of a Fund’s shares and receives securities that are considered substantially identical to that Fund’s shares or reinvests in that Fund’s shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders who are not U.S. persons should consult their tax advisors regarding the U.S. and foreign tax consequences of selling shares of the Funds, including the risks and special tax consequences to them from a sale of shares of a Fund that is a “U.S. Real Property Holding Corporation” (generally, a Fund 50% or more of the fair market value of whose assets consists of “United States Real Property Interests”, including stock of certain REITs).

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Foreign Account Tax Compliance Act (“FATCA”). The Funds will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends paid by a Fund to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Fund to determine whether withholding is required.

TAX TREATMENT OF FUND TRANSACTIONS. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund and, in turn, effect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS” for a detailed description of the various types of securities and investment techniques that apply to a Fund.

In general. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities.

To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules).

These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income , reduced by related deductions ), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a Fund may make an election to treat such gain or loss as capital.

PFIC investments. A Fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years.

Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. A Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Fund Transactions — PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Investment Company Taxation.” Also, a Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income.

The equity U.S. REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Fund Transactions — Investment in taxable mortgage pools (excess inclusion income)” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (“UBTI”), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to a Fund investing in a partnership outside a master feeder structure, for purposes of testing whether a Fund satisfies the Asset Diversification Test, the Fund is generally treated as owning a pro rata share of the underlying assets of a partnership. In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (i.e., because it invests in commodities or is an MLP). All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a regulated investment company.

Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending. While securities are loaned out by a Fund, the Fund will generally receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a Fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Investments in securities of uncertain tax character. A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING. A shareholder may be subject to backup withholding (currently, at a rate of 24%) with respect to (a) taxable dividends and distributions and (b) the proceeds of any redemptions of shares of a Fund if he or she fails to furnish a correct taxpayer identification number, certify that he or she has provided a correct taxpayer identification number, certify that he or she is not subject to backup withholding, and certify that he or she is a U.S. person. An individual’s taxpayer identification number is his or her social security number. A Fund also must withhold if the IRS instructs it to do so. Backup withholding is not an additional tax and will be credited against a taxpayer’s regular federal income tax liability.

ADDITIONAL INFORMATION

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTION OF TRUST SHARES.

Currently, the Trust has not entered into any arrangements to permit frequent purchases and redemptions of Trust shares. Easterly and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Funds) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Funds’ shares. Such fees are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Funds. Easterly and/or the Distributor have entered into agreements with brokers and/or service providers for the provision of such services pursuant to which the Easterly and/or the Distributor pays to the broker and/or service provider a fee that typically does not exceed 0.50% of the value of all sales of Trust shares in which the broker and/or service provider or its affiliates is record owner or broker-dealer of record.

The prospect of receiving, or the receipt of, additional compensation, as described above, by intermediaries, financial advisors and other sales persons may provide them with an incentive to favor sales of shares of the Funds over other investment options with respect to which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares. You should review carefully any disclosure by such brokers, dealers or other intermediaries as to their compensation.

DESCRIPTION OF THE TRUST. It is not contemplated that regular annual meetings of shareholders will be held. Shareholders of each Fund, together with shareholders of each other Fund in the Trust (together, “Trust Shareholders”) have the right, upon the vote by two-thirds of the outstanding shares of the Fund, to remove a Trustee. To the extent required by federal law including the 1940 Act, special meetings of the shareholders shall be called by the Secretary upon the request of the shareholders owning shares representing at least the percentage of the total combined votes of all shares of the Trust issued and outstanding required by federal law including the 1940 Act.

When issued, shares of each class are fully paid and have no preemptive or other subscription rights. Each class of shares represents identical interests in the applicable Fund’s investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to: (a) the designation of each class, (b) the effect of the respective sales charges, if any, for each class, (c) the distribution fees borne by each class, (d) the expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class and (f) the exchange privilege of each class.

Upon liquidation of the Trust or any Fund, shareholders of each class of shares of a Fund are entitled to share pro rata in the net assets of that class available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

The assets received by the Trust on the sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Fund, and constitute the assets of such Fund. The assets of each Fund are required to be segregated on the Trust’s books of account. Expenses not otherwise identified with a particular Fund will be allocated fairly among two or more Funds of the Trust by the Board of Trustees. The Trust’s Board of Trustees has agreed to monitor the Fund transactions and management of each of the Funds and to consider and resolve any conflict that may arise.

The Amended and Restated Agreement and Declaration of Trust (the “Declaration”) provides that by virtue of becoming a shareholder of the Trust, each shareholder shall be held expressly to have agreed to be bound by the provisions of the Declaration. Shareholders, however, should be aware that they cannot waive their rights under the federal securities laws. The Declaration generally provides that shareholders will not be subject to personal liability for the obligations of the Funds. There is a remote possibility, however, that, under certain circumstances, shareholders of a Delaware statutory trust may be held personally liable for that trust’s obligations to the extent that the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Declaration also provides for indemnification out of assets belonging to the Fund (or allocable to the applicable class, as defined in the Declaration) for all loss and expense of any shareholder held personally liable for the obligations of the Fund or such class. Therefore, the risk of any shareholder incurring financial loss beyond their investment due to shareholder liability is limited to circumstances in which the Fund or the applicable class of the Fund is unable to meet its obligations and the express limitation of shareholder liabilities is determined by a court of competent jurisdiction not to be effective.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders for claims other than federal securities law claims beyond the process otherwise required by law. This derivative actions process is intended to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Declaration details conditions that must be met with respect to the demand. Following receipt of the demand, the Trustees must be afforded a reasonable amount of time to investigate and consider the demand. The Trustees will be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. The Trust’s process for bringing derivative suits may be more restrictive than other investment companies. The process for derivative actions for the Trust also may make it more expensive for a shareholder to bring a suit than if the shareholder was not required to follow such a process.

The Declaration also requires that actions by shareholders against a Fund be brought only in a certain federal court in New York, or if not permitted to be brought in federal court, then in the Court of Chancery of the State of Delaware as required by applicable law, or the Superior Court of the State of Delaware (the “Exclusive Jurisdictions”), and that the right to jury trial be waived to the fullest extent permitted by law. Other investment companies may not be subject to similar restrictions. In addition, the designation of Exclusive Jurisdictions may make it more expensive for a shareholder to bring a suit than if the shareholder was permitted to select another jurisdiction. Also, the designation of Exclusive Jurisdictions and the waiver of jury trials limit a shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more favorable to the shareholder. A court may choose not to enforce these provisions of the Declaration.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Tait, Weller & Baker, LLP (“TWB”), located at Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, serves as the independent registered public accounting firm of the Funds. Their services include auditing the annual financial statements and financial highlights of each Fund as well as other related services. TWB also served as the independent registered public accounting firm of the predecessor funds of the Easterly Global Real Estate Fund and Easterly Hedged Equity Fund.

TRUST COUNSEL. Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103, acts as the Trust’s legal counsel.

CUSTODIAN. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, MA 02110, is the custodian of the assets of the Trust.

ADMINISTRATOR. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Trust’s Administrator.

DISTRIBUTOR. Easterly Securities LLC, located at 138 Conant Street, Beverly, MA 01915, is the distributor for the shares of the Funds and is an affiliate of the Adviser.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Trust’s transfer agent and shareholder servicing agent.

DISTRIBUTION OPTIONS. Shareholders may change their distribution options by giving the Transfer Agent three days prior notice in writing.

TAX INFORMATION. The federal tax treatment of each Fund’s dividends and distributions is explained in the Funds’ Prospectus under the heading “Dividends, Distributions and Taxes.” Each Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all its ordinary income for that year and capital gains for the one year period ending on October 31 of that year.

REDEMPTION IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Fund’s shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

LINE OF CREDIT. The High Income Fund participates in a credit facility with Cogent Bank, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes. Additionally, the High Income Fund may borrow against the line of credit as part of the portfolio management process.

FINANCIAL STATEMENTS

The audited financial statements for the Easterly Global Real Estate Fund’s and Easterly Hedged Equity Fund’s most recent fiscal year ended August 31, 2024 are incorporated by reference to the Easterly Global Real Estate Fund’s and Easterly Hedged Equity Fund’s Form N-CSR filed on November 8, 2024, which is incorporated by reference into this SAI.

The audited financial statements contained in the Form N-CSR for the Predecessor Funds’ most recent fiscal year ended August 31, 2024, is incorporated by reference into this SAI.

Copies of each Fund’s Form N-CSR may be obtained free of charge by calling the Trust at (833) 999-2636 or by downloading a copy at https://funds.easterlyam.com/. You may also obtain the Semi-Annual Report or Annual Report, as well as other information about the Trust, from the EDGAR Database on the SEC’s website at http://www.sec.gov.

APPENDIX A — RATINGS

The following is a description of the factors underlying the general long- and short-term debt ratings of Moody’s, S&P, and Fitch.

DESCRIPTION OF MOODY’S GLOBAL RATING SCALE

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.

Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

GLOBAL LONG-TERM RATING SCALE

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B. Obligations rated B are considered speculative and are subject to high credit risk.

Caa. Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

A│1

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

GLOBAL SHORT-TERM RATING SCALE

P-1. Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.

P-2. Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.

P-3. Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF S&P’S ISSUE CREDIT RATINGS

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices.

LONG TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

-	The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

-	The nature and provisions of the financial obligation, and the promise they impute; and

-	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

A│2

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA. Obligations rated AAA have the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA. Obligations rated AA differ from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A. Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB. Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.

BB, B, CCC, CC and C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. Obligations rated BB are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B. Obligations rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC. Obligations rated CCC are currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. Obligations rated CC are currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C. Obligations rated C are currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D. Obligations rated D are in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed debt restructuring.

A│3

NR. This indicates that a rating has not been assigned or is no longer assigned..

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

SHORT TERM ISSUE CREDIT RATINGS

A-1. Obligations rated A-1 are rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2. Obligations rated A-2 are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3. Obligations rated A-3 exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B. Obligations rated B are regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C. Obligations rated C are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D. Obligations rated D are in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed debt restructuring.

DESCRIPTION OF FITCH’S CREDIT RATING SCALES

Fitch Ratings publishes credit ratings that are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer default ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue level ratings are also assigned, often include an expectation of recovery and may be notched above or below the issuer level rating.

Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments, Structured finance ratings are issue ratings to securities backed by receivables or other financial assets that consider the obligations’ relative vulnerability to default. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). Fitch Ratings also publishes other ratings, scores and opinions. For example, Fitch provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.

A│4

Fitch’s credit rating scale for issuers and issues is expressed using the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade) with an additional +/-for AA through CCC levels indicating relative differences of probability of default or recovery for issues.

The terms “investment grade” and “speculative grade” are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories signal either a higher level of credit risk or that a default has already occurred.

Fitch may also disclose issues relating to a rated issuer that are not and have not been rated. Such issues are also denoted as ‘NR’ on its web page.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings, please refer to Fitch’s Ratings Transition and Default studies, which detail the historical default rates. The European Securities and Markets Authority also maintains a central repository of historical default rates. Fitch’s credit ratings do not directly address any risk other than credit risk. Credit ratings do not deal with the risk of market value loss due to changes in interest rates, liquidity and/or other market considerations. However, market risk may be considered to the extent that it influences the ability of an issuer to pay or refinance a financial commitment. Nonetheless, ratings do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of payments linked to performance of an equity index).

Fitch will use credit rating scales to provide ratings to privately issued obligations or certain note issuance programs, or for private ratings using the same public scale and criteria. Private ratings are not published, and are only provided to the issuer or its agents in the form of a rating letter. The primary credit rating scales may also be used to provide ratings for a narrower scope, including interest strips and return of principal or in other forms of opinions such as Credit Opinions or Rating Assessment Services.

Credit Opinions are either a notch- or category-specific view using the primary rating scale and omit one or more characteristics of a full rating or meet them to a different standard. Credit Opinions will be indicated using a lower-case letter symbol combined with either an ’*’ (e.g. ‘bbb+*’) or (cat) suffix to denote the opinion status. Credit Opinions will be typically point-in-time but may be monitored if the analytical group believes information will be sufficiently available.

Rating Assessment Services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. While Credit Opinions and Rating Assessment Services are point-in-time and are not monitored, they may have a directional Watch or Outlook assigned, which can signify the trajectory of the credit profile.

Ratings assigned by Fitch are opinions based on established, approved and published criteria. A variation to criteria may be applied but will be explicitly cited in our rating action commentaries (RACs), which are used to publish credit ratings when established and upon annual or periodic reviews.

Ratings are the collective work product of Fitch, and no individual, or group of individuals, is solely responsible for a rating. Ratings are not facts and, therefore, cannot be described as being “accurate”” or “inaccurate.” Users should refer to the definition of each individual rating for guidance on the dimensions of risk covered by the rating.

A│5

Issuer Default Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Very low margin for safety. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a C category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the formal announcement by the issuer or their agent of a distressed debt exchange;

c. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

A│6

RD: Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: a. the selective payment default on a specific class or currency of debt; b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.

D: Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business and debt is still outstanding.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

The modifiers + or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ ratings and ratings below the ‘CCC’ category.

SHORT TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added + to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A│7

DESCRIPTION OF MOODY’S RATINGS OF US Municipal Short-Term Debt and Demand Obligation Ratings

Moody’s use the Municipal Investment Grade (“MIG”) scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

For variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of Variable Municipal Investment Grade (“VMIG”) ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

For VRDOs, Moody’s typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR.” Industrial development bonds in the United States where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

A│8

DESCRIPTION OF S&P’S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

-	Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

-	Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

D. ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

S&P’S DUAL RATINGS

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ’SP-1+/A-1+’).

A│9

APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

Each Fund has delegated responsibility to Easterly or the Sub-Adviser to vote proxies in accordance with the applicable Proxy Voting Policies and Procedures (all of which are attached hereto).

EASTERLY INVESTMENT PARTNERS LLC

PROXY VOTING POLICY AND PROCEDURES

POLICY STATEMENT

Introduction - This document sets forth the policies and procedures of Easterly Investment Partners LLC (“Easterly” or “Adviser”) for voting proxies with respect to securities held in the accounts of clients for whom Easterly provides discretionary investment management services and for whom Easterly has been granted the authority to vote proxies. Easterly’s proxy voting policy and general guidelines (the “Proxy Policy”) will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues.

Easterly will vote proxies as part of its authority to manage, acquire, and/or dispose of account assets. Easterly will not vote proxies if the client, or in the case of an account governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the “named fiduciary,” has explicitly reserved the authority for itself. When voting proxies for client accounts, Easterly’s primary objective is to make voting decisions in the best interests of the clients (including the plan beneficiaries and participants of ERISA clients). In fulfilling its obligations to clients, Easterly will act in a manner deemed to be prudent and diligent and in a manner which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide Easterly with a statement of proxy voting policy. In these situations, Easterly generally seeks to comply with the client’s or its fiduciary policy to the extent in the case of ERISA clients it would not be inconsistent with ERISA.

Department of Labor - With respect to the voting of proxies relating to securities held in an ERISA account, the Department of Labor has made it clear that a voting policy must be in place for recurring issues and that non-routine issues must be addressed by consistent criteria. However, the Department of Labor has stated that specific analysis on the issues of each proxy must still be performed. Distinctly identifying issues on an issuer’s proxy ballot and having a method to track recurring and non-routine issues are an important part of the process.

Proxy Governance – Broadridge Financial Solutions, Inc. (“BFS”) has been retained by Easterly to provide research, vote execution, reporting, and record keeping services. BFS has in turn contracted with Glass Lewis & Co. (“GL”) for GL’s proxy research services. Easterly will generally follow GL proxy voting recommendations unless Easterly believes it is in the best interest of Easterly’s clients to vote differently. This service provider may be replaced at any time by another third-party proxy voting service.

Voting Proxies for Foreign Companies – Easterly primarily invests client assets in United States issuers, however, from time to time Easterly may invest outside of the United States. While the proxy voting process is well established in the United States with a number of tools and services available to assist an investment manager, voting proxies of foreign companies may involve a number of logistical problems that may have a detrimental effect on Easterly’s ability to vote such proxies. The logistical problems include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on a foreigner’s ability to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (vi) requirements to provide local agents with power of attorney to facilitate Easterly’s voting instructions.

B│1

While GL has been retained to provide assistance to Easterly in voting our clients’ foreign proxies, such proxies are voted on a best-efforts basis given the above-mentioned logistical problems. Additionally, Easterly may conduct a cost-benefit analysis in determining whether to attempt to vote its clients’ shares at a foreign company’s meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit Easterly believes its clients will derive by voting on the company’s proposal, Easterly may decide not to attempt to vote at the meeting. Easterly will usually not vote those proxies where “Share blocking” and/or registration of shares are a requirement to vote the shares.

Easterly believes this requirement could become a material impediment if in Easterly’s opinion, the shares need to be sold.

GENERAL PROXY VOTING GUIDELINES

It is the policy of Easterly in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for its clients.

Easterly will utilize the proxy voting guidelines set forth by GL as outlined in their yearly guidelines with respect to a wide range of matters. These guidelines address a range of issues, including corporate governance, executive compensation, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. Easterly’s policies (as set forth below) do not follow the GL guidelines in all respects, and Easterly may vote in a manner on a case by case basis that is contrary to the following general guidelines if it believes that such vote would be in the best interests of Easterly’s clients. However, if a client has their own proxy voting guidelines, we will adhere to their policy and vote the proxy as set forth by the client absent ERISA restrictions.

While GL has been retained to assist Easterly in voting its clients’ foreign proxies, such proxies are voted on a best-efforts basis given the above-mentioned logistical issues. Additionally, Easterly may conduct a cost-benefit analysis in determining whether to attempt to vote its clients’ shares at a foreign company’s meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit Easterly believes its clients will derive by voting on the company’s proposal, Easterly may decide not to attempt to vote at the meeting.

Easterly will follow GL’s Policy and Analysis methodology and voting recommendation. Easterly has elected to use GL’s “management bias” proxy voting approach. A summary of GL’s proxy voting guidelines employed by Easterly can be obtained from GL. Easterly at is discretion may vote differently than GL’s recommendation. Whenever this occurs, Easterly will document for our files explaining the reason Easterly is voting the shares accordingly. If GL does not have a recommendation, Easterly will vote in favor of management’s recommendation provided that there are no material conflicts of interests present. In limited circumstances, Easterly may refrain from voting proxies where Easterly believes that voting would be inappropriate taking into consideration the cost of voting the proxy and the anticipated benefit to Managed Accounts.

If an issuer files additional information sufficiently in advance of the submission deadline of a proxy vote and such information would reasonably be expected to affect Easterly’s voting determination, Easterly will consider such information prior to exercising voting authority in order to demonstrate that it is voting in its client’s best interest.

B│2

GUIDELINES WITH REGARD TO ALTERNATIVE INVESTMENT STRATEGIES

Certain accounts, including affiliated investment vehicles, managed by Easterly under alternative investment strategies may make investments with short-term investment horizons, which are transaction specific or are otherwise event driven. For this reason, the application of the above guidelines, which are geared towards achieving what is in the long-term best interests of shareholders, may not necessarily be in the best interest of clients of such alternative investment strategies. The employees of Easterly responsible for making proxy voting decisions with regard to such accounts may evaluate certain proposals on an individual basis and may depart from the general guidelines described above in voting on such proposals to best serve the financial interests of the clients of the strategy. As a result, Easterly may from time to time cast different votes for different clients with regard to the same proposal. In the case of conflicts of interest, however, the procedures outlined below under “Conflicts of Interest” will be followed with regard to all accounts of Easterly.

CONFLICTS OF INTEREST

Easterly is sensitive to conflicts of interest that may arise in the proxy decision-making process.

Whenever a Portfolio Manager or Research Analyst recommends Easterly vote differently than what GL recommends, a determination must be made to determine if any conflicts of interests exist. For example, conflicts of interest may arise when:

➢	Proxy votes are solicited by an issuer who has an account relationship with Easterly;

➢	Proxy votes are solicited by an issuer that has a material business relationship with Easterly;

➢	A proponent of a proxy proposal has a business relationship with Easterly (e.g., a pension fund or an employee group for which Easterly manages money);

➢	Easterly has material business relationships with participants in proxy contests, corporate directors, or candidates; or

➢	An employee of Easterly may have a personal interest in the outcome of a particular matter.

These items are only examples; additional conflicts of interest may arise from time to time. All employees of Easterly are required to communicate any potential conflicts of interest with the Compliance Department immediately.

It is Easterly’s policy to seek to resolve all conflicts of interest in the clients’ best interests. In order to ensure an unbiased decision on matters of conflict in situations Easterly will vote in accordance with recommendations provided by GL; provided, however, that a portfolio manager with regard to an investment strategy may seek approval from the Compliance Department to vote differently from such recommendation if the manager believes that there is compelling evidence that voting differently would be in the best interests of the client.

In situations where a client of Easterly requests to direct their vote, the client’s instructions will supersede all other policies absent ERISA exceptions. In situations where a client of Easterly may have a relationship with an issuer or the proponent of a proposal, Easterly may take such fact into votes on behalf of other clients.

B│3

PROCEDURES FOR ASSESSING MATERIALITY OF CONFLICTS OF INTEREST AND FOR ADDRESSING MATERIAL CONFLICTS OF INTEREST

Easterly shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of the COO and CCO. The Proxy Voting Committee shall meet as needed with no determined schedule.

All conflicts of interest identified pursuant to the procedures outlined in this Policy and Procedures must be brought to the attention of the Proxy Voting Committee. The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Easterly’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. Easterly’s Compliance Department shall maintain a written record of all determinations made by the Proxy Voting Committee.

If it is determined by the Proxy Voting Committee that a conflict of interest is not material, Easterly may vote proxies notwithstanding the existence of the conflict. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue and, the nature of the conflict of interest. Such methods may include:

1.	In the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

2.	Such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest, etc.*

Easterly Compliance shall maintain a written record of the method used to resolve a material conflict of interest, and the recommendation on how the proxy should be voted.

OPERATING PROCEDURES

Once Easterly has determined that it has the responsibility for voting a client’s proxies, Easterly must vote the appropriate number of shares it is entitled to vote and maintain records indicating the manner in which it exercised its voting authority. In this regard, the following procedures are intended to ensure that Easterly satisfies its proxy voting obligations:

1.	The Easterly Operations Department (the “Operations Department”) is responsible for identifying the clients for whom Easterly is required to vote proxies.

2.	Easterly utilizes BFS to tabulate and record proxies voted on behalf of its clients. The Operations Department will notify BFS of all new client accounts that have delegated proxy voting authorization to Easterly. In addition, the Operations Department will notify any changes to existing client accounts. The Operations Department will maintain the required records which detail the manner in which client proxies have been voted.

3.	The Portfolio Managers/Research Analysts may from time to time review certain proxy voting recommendations, and as part of their review the Portfolio Manager/Research Analyst will be given GL’s research materials to help aid in their decision making process. After their review has been completed and if the Portfolio Manager/Research Analyst does not agree with GL’s recommendation, the Portfolio Manager/Research Analyst should submit comments why Easterly should not vote in agreement with GL’s recommendation. These comments will then be recorded BFS ProxyEdge voting system for future reference.

4.	If the Portfolio Managers/Research Analyst chooses to vote contrary to the GL recommendation, and after receiving approval from the Proxy Committee (only if to meet regarding a conflict of interest situation), the Operations Department will override the GL recommendation in the BFS ProxyEdge system and enter the voting

B│4

rationale provided by the Portfolio Managers/Research Analyst in the notes section on BFS ProxyEdge.

5.	The Easterly CCO shall review any instructions provided by the portfolio managers that differ from GL to ensure that such instructions comply with Easterly’ proxy voting guidelines.

6.	All documentation relating to proxy voting shall be maintained by the Operations Department for a period of no less than six years.

7.	The Operations Department will be responsible for responding to client requests for a proxy voting records that identifies the manner in which Easterly voted such clients’ proxies.

8.	The Operations Department will be responsible for maintaining all client requests for proxy voting records and/or policies for a period of no less than six years.

*	Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict of interest by satisfying itself that Easterly’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

PUBLIC PROXY POLICY STATEMENT

The following is Easterly’ public proxy voting policy that must be sent to those clients or potential clients upon request:

The Securities and Exchange Commission adopted Rule 206(4)-6 under the Investment Advisers Act of 1940, which requires registered investment advisers that exercise voting authority over client securities to implement proxy voting policies. In compliance with such rules, Easterly has adopted proxy voting policies and procedures (the “Policies”). The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities (collectively, “proxies”), in a manner that serves the best interests of the clients, as determined by Easterly in its discretion. Easterly believes this will alleviate potential conflicts of interests that may exist between Easterly and the client with respect to proxy voting.

Generally, Easterly will utilize the proxy voting guidelines set forth by Glass Lewis and Co. (“GL”) with respect to a wide range of matters with a bias favoring management. These guidelines address a range of issues, including corporate governance, executive compensation, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. If Easterly determines that it may have, or is perceived to have, a conflict of interest when voting proxies, Easterly will vote in accordance with the Policies. Easterly may vote certain proxies on a case by case basis contrary to GL proxy voting guidelines if Easterly believes that such vote would be in the best interest of Easterly’s clients. If such action is undertaken by Easterly, it will usually vote with management’s recommendation. If GL does not have a recommendation, or if Easterly is unable to obtain a voting recommendation from GL for any reason, Easterly will vote in favor of management’s recommendation provided that there are no material conflicts of interests present. If management or GL has no recommendation, Easterly may vote the client’s shares where Easterly believes would best reflect management’s ability to enhance shareholder value. This may result in Easterly voting what may be perceived in management’s favor. In limited circumstances and for non-United States proxy issuers, Easterly may refrain from voting proxies where Easterly believes that voting would be inappropriate taking into consideration the cost of voting the proxy, applicable proxy voting share-blocking requirements, disclosure of the client’s non-public information, and the anticipated benefit, potential costs or lost trading opportunity to the clients.

Easterly shall maintain required records relating to votes cast, client requests for information and Easterly’s proxy voting policies and procedures in accordance with applicable law.

A copy of Easterly voting policies and the proxy voting records relating to a client may be obtained by the client by

B│5

contacting Easterly at 138 Conant Street, Beverly, MA 01915.

Any questions regarding our policy statement should be directed to the Compliance Department.

EAB INVESTMENT GROUP, LLC

PROXY VOTING POLICY

POLICY

As part of Firm policy, EAB generally does not vote proxies on behalf of Clients, unless directed to do so by the Client. As a fiduciary, if a Client directs EAB to vote proxies, such proxies must be voted for the exclusive benefit and in the best economic interest of the Client, subject to any restrictions or directions from the Client. The Firm maintains written proxy voting policies and procedures and makes appropriate disclosures about the Firm’s proxy policies and practices.

BACKGROUND

Proxy voting is an important right of shareholders; thus, reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. SEC registered investment advisers who exercise voting authority with respect to Client securities are required by Rule 206(4)-6 of the Advisers Act to: (1) adopt and implement written policies and procedures that are reasonably designed to ensure that Client securities are voted in the best interests of Clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its Clients; (2) disclose to Clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (3) describe to Clients a summary of its Proxy Voting Policies and Procedures and, upon request, furnish a copy to its Clients; and (4) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

PROCEDURE

Operational Guidelines

EAB generally does not vote proxies on behalf of Clients but has adopted the procedures below to govern situations in which the Client directs EAB to vote proxies on its behalf.

When voting proxies on behalf of Clients, EAB’s Investment Committee will determine the manner in which proxies will be voted. Such securities will be voted for the exclusive benefit and in the best economic interest of those Clients and their beneficiaries as determined by the Investment Committee in good faith, subject to any restrictions or directions from the Client. These voting responsibilities are exercised in accordance with the applicable provisions of the Investment Advisers Act of 1940, as amended, as well as with EAB’s fiduciary duties under applicable law to act in the best interests of its Clients.

On occasion, EAB may refrain from voting a particular proxy. This may be done, for example where: (1) the cost of voting the proxy outweighs the potential benefit derived from voting; (2) a proxy is received with respect to securities that have been sold before the date of the shareholder meeting and are no longer held in a Client account; (3) the terms of an applicable securities lending agreement prevent EAB from voting with respect to a loaned security; (4) despite reasonable efforts, EAB receives proxy materials without sufficient time to reach an informed voting decision and vote the proxies; (5) the terms of the security or any related agreement or applicable law preclude EAB from voting; or (6) the terms of an applicable advisory agreement reserve voting authority to the Client or another party.

B│6

Though it may not be clear how best to vote a proxy to maximize shareholder value or be able to decide with certainty, these policies are intended to provide guidance so that EAB acts in a manner it deems to be prudent and diligent and which is intended to enhance the economic value of the Client’s assets.

The CCO will ensure all proxies voted on behalf of clients are logged and that adequate records are maintained for no less than five years after end of the fiscal year in which the proxies were voted.

Identifying and Addressing Conflicts of Interest

EAB acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that EAB is aware of the facts necessary to identify conflicts, management of EAB must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with EAB or any affiliate of EAB will be considered only to the extent EAB has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the Investment Committee, EAB may choose one of several options including: (1) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not EAB Clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the Client, forwarding the proxies to affected Clients and allowing them to vote their own proxies.

When voting proxies with respect to client investments in underlying exchange traded funds or mutual funds, EAB will do so by echo or mirror voting the proxies in the same proportion as the votes of other proxy holders that are not EAB Clients.

Disclosure Policy

Clients may request a copy of EAB’s Proxy Procedures and/or information regarding how EAB voted securities in their account by contacting the Firm. EAB will not disclose proxy voting information of a Client to a third party unless specifically requested in writing by the Client for whom information is requested. However, to the extent that EAB may serve as a sub-adviser to a Client, EAB will be deemed to be authorized to provide proxy voting records on such account to the adviser engaging EAB.

Mutual Fund Proxy Voting Records

The CCO is responsible for ensuring the Firm follows the proxy voting compliance process established by the Mutual Fund(s), including the following:

●	Upon voting proxies on behalf of the Mutual Fund, the Portfolio Manager/CCO will complete a Form N-PX Report, as referred to in the James Alpha Trust Compliance Manual.

●	At least 30 days prior to August 31, the CCO shall review the Firm’s corporate action records to determine whether there were any proxy votes were cast on behalf of the Mutual Fund for which reports were not filed.

●	The CCO shall compile all Form N-PX reports submitted for the 12-month period ended June 30 and complete Form N-PX.

●	The completed Form N-PX shall be sent to the Mutual Fund Administrator, who shall file Form N-PX with the SEC.

●	Note that an updated version of Form N-PX will be required for reporting starting with the period ending June 30, 2024. The updated form is available at SEC.gov | Forms List.

B│7